UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23089

M3Sixty Funds Trust

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 888-553-4233

Date of fiscal year end: 06/30/2020

Date of reporting period: 06/30/2020

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders of the Cognios Large Cap Value Fund (the “Value Fund), Cognios Market Neutral Fund (the “Market Neutral Fund”) and F/m Investments Large Cap Focused Fund (the “Focused Fund”), formerly the Cognios Large Cap Growth Fund, and, collectively, (the “Funds”), each a series of the M3Sixty Funds Trust (the “registrant”), for the period ended June 30, 2020 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is filed herewith.

COGNIOS LARGE CAP VALUE FUND

Investor Class COGLX

Institutional Class COGVX

COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class COGMX

Institutional Class COGIX

ANNUAL

JUNE 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Cognios Funds’ (the “Funds”) shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Fund complex/your financial intermediary.

Table of Contents

1-888-553-4233 | www.cogniosfunds.com

Cognios Funds

Shareholder LetterJune 30, 2020 (Unaudited)

Annual Report | June 30, 20201

Dear Shareholder,

Thank you for investing in Cognios Funds. This Annual Report covers the Cognios Large Cap Value Fund (the “Value Fund”), and the Cognios Market Neutral Large Cap Fund (the “Market Neutral Fund”) (collectively, the “Funds”), for the fiscal year ending June 30, 2020. We appreciate this opportunity to offer insight into the Funds’ investment strategies and to offer commentary on performance and evolving global market conditions.

The Value Fund

Market Commentary

Total Return Performance
July 1, 2019 – June 30, 2020
S&P 500® Total Return Index	Russell 1000® Value Total Return Index
7.51%	-8.84%

The twelve months ended June 30, 2020 were very difficult for value-based strategies. Many businesses that would be considered “value” stocks were severely disrupted by the Covid-19 pandemic, while businesses that would be considered “growth” stocks (many of which are in the technology sector) were able to maintain and even grow their earnings streams as lockdowns pushed more transactions online. This explains the wide outperformance of the S&P 500® Total Return Index (“S&P 500®”) over the Russell 1000® Value Total Return Index (“Russell 1000® Value”).

The wide performance gap has also created a wide valuation dispersion between growth and value. The overall valuation of the market appears elevated, but reasonable, especially considering the very low rates on U.S. Treasuries. However, valuations for growth stocks are very high. As of August 10, 2020, the quoted price to earnings ratio for the Russell 1000® Growth Index was 36.6x and the price to sales ratio was 4.5x, both high relative to historical norms. The price to earnings ratio for the Russell 1000® Value was 19.2x and the price to sales ratio was 1.6x. The spread between the ratios at 17.4x has been wider in the past, the spread reached 46.5x at the height of the Internet bubble in 2000, but it is higher than the approximate 10.0x average spread over the past 20 years.

The macroeconomic view upon which our value strategies are based is what we consider to be a straightforward model of market behavior over time. This model is based on the belief that corporate profits, market multiples, and interest rates drive stock price returns over very long periods. However, this is not to say that a market correction or crash will occur in the near future. Should an adverse market event occur, we believe the Large Cap Value and Market Neutral Funds are well positioned to mitigate volatility relative to their respective benchmarks.

The Value Fund invests in what we believe are high quality companies that trade at attractive valuations relative to the broader market. We utilize our proprietary ROTA/ROME® investment selection and portfolio construction methodology to execute this strategy. ROTA/ROME® focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock. We believe that companies that exhibit sustainable long-term high ROTA are higher quality companies that most likely have a competitive advantage within the marketplace. ROME is a measure of profit yield, and like a yield on a bond, the higher the ROME, the more likely that shares in the company can be purchased at a better valuation compared to a company with a lower ROME.

Cognios Funds

Shareholder Letter (continued)June 30, 2020 (Unaudited)

2www.cogniosfunds.com

During the fiscal year ended June 30, 2020, the total return for the Institutional Class Shares (COGVX) was -6.67% and the total return for the Investor Class Shares (COGLX) was -6.89% outperforming the Russell 1000® Value, the Value Fund’s secondary benchmark, by 2.17% (COGVX) and underperforming the S&P 500®, the Value Fund’s primary benchmark, by 14.18% (COGVX). Over the course of the last fiscal year, the Value Fund maintained investment positions in 158 positions. Of those investment positions, 79 were profitable resulting in a 0.500 batting average. The tables below display the top five positions that contributed to gross loss:

Top 5 Investment Positions by Contribution to Gross Loss
Ticker	Company	Contribution to Gross Loss
CLX	The Clorox Company	-9.4%
DG	Dollar General Corporation	-7.6%
AKAM	Akamai Technologies, Inc	-6.7%
CAG	Conagra Brands, Inc.	-6.3%
TGT	Target Corporation	-6.3%
Total		-36.3%

The Market Neutral Fund

The Market Neutral Fund employs a Beta-adjusted market neutral investment strategy that seeks to provide investors with returns that are non-correlated to, or independent of, the returns of the global equity and fixed-income markets. Beta is the statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500®. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure.) Additionally, by hedging out the general market movements in this Beta-adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

Performance Commentary

The Market Neutral Fund invests long in high-quality companies that trade at attractive valuations relative to the broader market. We utilize our proprietary ROTA/ROME® investment selection and portfolio construction methodology, very similar to the Value Fund. Conversely, The Market Neutral Fund sells short shares in companies that demonstrate poor qualities based on our proprietary ROTA/ROME® investment selection and portfolio construction methodology.

For the twelve months ended June 30, 2020, the total return for the Institutional Class Shares (COGIX) was 1.77% and the total return for the Investor Class Shares (COGMX) was 1.50%, underperforming the S&P 500®, the Fund’s benchmark, by 5.74% (COGIX). Over the course of the last fiscal year, the Market Neutral Fund held 112 long positions, of which 69 were profitable resulting in a 0.616 batting average.

Cognios Funds

Shareholder Letter (continued)June 30, 2020 (Unaudited)

Annual Report | June 30, 20203

The table below displays the top five positions that contributed to gross profit for the long positions:

Top 5 Long Positions by Contribution to Long Gross Profit of the Market Neutral Fund
Ticker	Company	Contribution to Gross Profit
TGT	Target Corporation	23.8%
BMY	Bristol-Meyers Squibb Company	19.8%
VRSK	Verisk Analytics	18.7%
DG	Dollar General Corporation	18.4%
K	Kellogg Company	16.4%
Total		97.1%

Over the course of the last fiscal year, the Market Neutral Fund held 221 short positions, of which 101 were profitable resulting in a 0.457 batting average. The table below displays the top five positions that contributed to gross profit for the short positions:

Top 5 Short Positions by Contribution to Short Gross Profit of the Market Neutral Fund
Ticker	Company	Contribution to Gross Profit
ABMD	Abiomed, Inc.	32.0%
FANG	Diamondback Energy, Inc.	25.3%
NKE	NIKE, Inc.	25.3%
UAA	Under Armour, Inc.	15.8%
AON	Aon Plc	13.8%
Total		112.2%

We at Cognios look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

If you have any questions regarding the Cognios Funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888-553-4233. We also invite you to visit Cognios’ website at www.cognios.com to learn more about our firm, our team and our values.

We thank you for investing with Cognios and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley

Portfolio Managers,
Cognios Capital, LLC

4www.cogniosfunds.com

Cognios Large Cap Value Fund

Portfolio UpdateJune 30, 2020 (Unaudited)

Performance (as of June 30, 2020)

	One Year	Since Inception(a)
Cognios Large Cap Value Fund Investor Class shares	-6.89%	7.01%
Cognios Large Cap Value Fund Institutional Class shares	-6.67%	7.11%
S&P 500® Total Return Index(b)	7.51%	12.35%
Russell 1000® Value Total Return Index(c)	-8.84%	4.60%

(a)The Cognios Large Cap Value Fund (the “Value Fund”) commenced operations on October 3, 2016.

(b)The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c)The Russell 1000® Value Total Return Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 888-553-4233.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index and the Russell 1000® Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Cognios Large Cap Value Fund, which will generally not invest in all the securities comprising each index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated June 2, 2020 for the Fund were as follows:

Cognios Large Cap Value Fund Investor Class Shares, gross of fee waivers or expense reimbursements	2.88%
Cognios Large Cap Value Fund Investor Class Shares, after fee waivers or expense reimbursements	2.19%
Cognios Large Cap Value Fund Institutional Class Shares, gross of fee waivers or expense reimbursements	2.63%
Cognios Large Cap Value Fund Institutional Class Shares, after fee waivers or expense reimbursements	1.94%

Annual Report | June 30, 20205

Cognios Large Cap Value Fund

Portfolio Update (continued)June 30, 2020 (Unaudited)

Quantitative Value Technologies, LLC, d/b/a Cognios Capital (the “Adviser”) has entered into an Expense Limitation Agreement with the Value Fund under which it has agreed to waive its fees or reimburse other expenses of the Value Fund, if necessary, in an amount that limits the Value Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Value Fund’s business) to not more than 0.85% through at least October 31, 2021. Subject to approval by the Value Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Value Fund within the three years following the date when the waiver or reimbursement occurred, if the Value Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2020 were 2.87% and 2.62% for the Value Fund’s Investor Class shares and Institutional Class shares, respectively. Please see the Disclosure of Fund Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for expense related disclosures during the year ended June 30, 2020.

**Cognios Large Cap Value Fund,** *Investor Shares Growth of $10,000 Investment*[1]

Cognios Large Cap Value Fund, Investor Class
S&P 500 Total Return Index
Russell 1000 Value Total Return Index
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$15,461
$12,885
$11,831
10/03/2016
12/31/2016
03/31/2017
06/30/2017
09/30/2017
12/31/2017
03/31/2018
06/30/2018
09/30/2018
12/31/2018
03/31/2019
06/30/2019
09/30/2019
12/31/2019
03/31/2020
06/30/2020

[1] *The minimum initial investment for Investor Class shares is $1,000.*

6www.cogniosfunds.com

Cognios Large Cap Value Fund

Portfolio Update (continued)June 30, 2020 (Unaudited)

**Cognios Large Cap Value Fund,** *Institutional Shares Growth of $100,000 Investment*[(2)]

Cognios Large Cap Value Fund, Institutional Class
S&P 500 Total Return Index
Russell 1000 Value Total Return Index
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$154,612
$129,300
$118,313
10/03/2016
12/31/2016
03/31/2017
06/30/2017
09/30/2017
12/31/2017
03/31/2018
06/30/2018
09/30/2018
12/31/2018
03/31/2019
06/30/2019
09/30/2019
12/31/2019
03/31/2020
06/30/2020

(2) *The minimum initial investment for Institutional Class shares is $100,000.*

The graphs shown above represent historical performance of hypothetical investments of $10,000 in the Cognios Large Cap Value Fund’s Investor Shares and $100,000 in the Cognios Large Cap Value Fund’s Institutional Shares since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Value Fund’s principal investment objective is long-term growth of capital.  The Value Fund seeks to achieve its investment objective by purchasing equity securities of U.S. companies that the Adviser believes are undervalued and likely to appreciate.  The Value Fund generally seeks to purchase large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500® Index.  It may invest across different industries and sectors. Under normal circumstances, the Value Fund invests at least 80% of its assets in securities of large capitalization companies as defined by the S&P 500® Index. It may also invest up to 20% in issuers of any size.

Annual Report | June 30, 20207

Cognios Large Cap Value Fund

Portfolio Update (continued)June 30, 2020 (Unaudited)

Sector Allocation of Portfolio Holdings (% of Net Assets)*

Communications	6.06%
Consumer, Cyclical	28.43%
Consumer, Non-Cyclical	53.04%
Energy	1.51%
Financials	21.24%
Industrials	8.39%
Technology	12.06%
Utilities	1.44%
Cash, Cash Equivalents, & Other Net Liabilities	(32.17)%
TOTAL	100.00%

Top Ten Portfolio Holdings (% of Net Assets)*

Clorox Co.	2.37%
Dollar General Corp.	2.23%
Akamai Technologies, Inc.	2.15%
Nasdaq, Inc.	2.13%
Conagra Brands, Inc.	2.10%
McCormick & Co., Inc.	2.08%
Bristol-Myers Squibb Co.	2.06%
UnitedHealth Group, Inc.	2.03%
General Mills, Inc.	2.03%
Campbell Soup Co.	2.00%

*The percentages in the above tables are based on the portfolio holdings of the Value Fund as of June 30, 2020 and are subject to change. For a detailed break-out of holdings by industry, please refer to the Schedules of Investments.

8www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio UpdateJune 30, 2020 (Unaudited)

Performance (as of June 30, 2020)

	One Year	Five Years	Since Inception(a)
Cognios Market Neutral Large Cap Fund Investor Class shares	1.50%	1.85%	2.97%
Cognios Market Neutral Large Cap Fund Institutional Class shares	1.77%	2.09%	3.23%
S&P 500® Total Return Index(b)	7.51%	10.72%	13.21%

(a)The Cognios Market Neutral Large Cap Fund (the “Market Neutral Fund”) commenced operations on December 31, 2012.

(b)The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 888-553-4233.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Market Neutral Fund, which will generally not invest in all the securities comprising the index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated June 2, 2020 for the Fund were as follows:

Cognios Market Neutral Large Cap Fund Investor Class Shares, gross of fee waivers or expense reimbursements	4.61%
Cognios Market Neutral Large Cap Fund Investor Class Shares, after fee waivers or expense reimbursements	4.19%
Cognios Market Neutral Large Cap Fund Institutional Class Shares, gross of fee waivers or expense reimbursements	4.36%
Cognios Market Neutral Large Cap Fund Institutional Class Shares, after fee waivers or expense reimbursements	3.94%

Quantitative Value Technologies, LLC, d/b/a Cognios Capital (the “Adviser”) has entered into an Expense Limitation Agreement with the Market Neutral Fund under which it has agreed to waive its fees or reimburse other expenses of the Market Neutral Fund, if necessary, in an amount that limits the Market Neutral Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage

Annual Report | June 30, 20209

Cognios Market Neutral Large Cap Fund

Portfolio Update (continued)June 30, 2020 (Unaudited)

fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Market Neutral Fund’s business) to not more than 1.45% of the Market Neutral Fund’s average daily net assets through at least October 31, 2021. Subject to approval by the Market Neutral Fund’s Board of Trustees, any waiver or reimbursement under the Expense Limitation Agreement is subject to repayment by the Market Neutral Fund within the three years following the date when the waiver or reimbursement occurred, if the Market Neutral Fund is able to make the payment without exceeding the 1.45% expense limitation. Only the Board of Trustees can terminate the contractual agreement before the expiration date. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2020 were 4.86% and 4.61% for the Fund’s Investor Class shares and Institutional Class shares, respectively. Please see the Disclosure of Fund Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for expense related disclosures during the year ended June 30, 2020.

**Cognios Market Neutral Large Cap Fund,** *Investor Shares Growth of $10,000 Investment*[(1)]

Cognios Market Neutral Large Cap Fund, Investor Class
S&P 500 Total Return Index
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$25,362
$12,458
12/31/2012
06/30/2013
12/31/2013
06/30/2014
12/31/2014
06/30/2015
12/31/2015
06/30/2016
12/31/2016
06/30/2017
12/31/2017
06/30/2018
12/31/2018
06/30/2019
12/31/2019
06/30/2020

(1) *The minimum initial investment for Investor Class shares is $1,000.*

10www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio Update (continued)June 30, 2020 (Unaudited)

**Cognios Market Neutral Large Cap Fund,** *Institutional Shares Growth of $100,000 Investment*[(2)]

Cognios Market Neutral Large Cap Fund, Institutional Class
S&P 500 Total Return Index
$280,000
$260,000
$240,000
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$253,616
$126,907
12/31/2012
06/30/2013
12/31/2013
06/30/2014
12/31/2014
06/30/2015
12/31/2015
06/30/2016
12/31/2016
06/30/2017
12/31/2017
06/30/2018
12/31/2018
06/30/2019
12/31/2019
06/30/2020

(2) *The minimum initial investment for Institutional Class shares is $100,000.*

The graphs shown above represent historical performance of hypothetical investments of $10,000 in the Cognios Market Neutral Large Cap Fund’s Investor Shares and $100,000 in the Cognios Market Neutral Large Cap Fund’s Institutional Shares since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Market Neutral Fund’s principal investment objective is long-term growth of capital independent of stock market direction.  The Market Neutral Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will buy (take long positions in) equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. The Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500® Index. Under normal circumstances the Market Neutral Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies as defined by the S&P 500® Index. It may also invest up to 20% in issuers of any size.

Annual Report | June 30, 202011

Cognios Market Neutral Large Cap Fund

Portfolio Update (continued)June 30, 2020 (Unaudited)

Sector Allocation of Portfolio Holdings (% of Net Assets)*

Basic Materials	(3.77)%
Communications	0.59%
Consumer, Cyclical	11.42%
Consumer, Non-Cyclical	29.33%
Energy	(0.27)%
Financials	(0.27)%
Industrials	(1.38)%
Technology	9.59%
Utilities	(11.21)%
Cash, Cash Equivalents, & Other Net Assets	65.97%
TOTAL	100.00%

Top Ten Portfolio Holdings (% of Net Assets)*

Akamai Technologies, Inc.	1.79%
Oracle Corp.	1.77%
Regeneron Pharmaceuticals, Inc.	1.76%
Bristol-Myers Squibb Co.	1.76%
Gilead Sciences, Inc.	1.75%
McCormick & Co., Inc.	1.74%
Dollar Tree, Inc.	1.74%
Humana, Inc.	1.73%
United Parcel Service, Inc.	1.73%
Conagra Brands, Inc.	1.73%

*The percentages in the above tables are based on the portfolio holdings of the Market Neutral Fund as of June 30, 2020 and are subject to change. For a detailed break-out of holdings by industry, please refer to the Schedules of Investments and Schedule of Securities Sold Short.

12www.cogniosfunds.com

Cognios Funds

Disclosure of Fund ExpensesJune 30, 2020 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

Annual Report | June 30, 202013

Cognios Funds

Disclosure of Fund Expenses (continued)June 30, 2020 (Unaudited)

Expenses and Value of a $1,000 Investment for the Period from 01/01/20 through 06/30/20

	Beginning Account Value (01/01/2020)	Annualized Expense Ratio for the Period	Ending Account Value (06/30/2020)	Expenses Paid During Period
Value Fund:
Actual Fund Return (in parentheses)
Investor Class Shares (-14.47%)	$1,000.00	1.83%	$ 855.30	$ 8.44(a)
Institutional Class Shares (-14.47%)	$1,000.00	1.58%	$ 855.30	$ 7.29(a)
Market Neutral Fund:
Actual Fund Return (in parentheses)
Investor Class Shares (-0.78%)	$1,000.00	4.60%	$ 992.20	$22.79(a)
Institutional Class Shares (-0.67%)	$1,000.00	4.35%	$ 993.30	$21.56(a)
Value Fund:
Hypothetical 5% Fund Return
Investor Class Shares (-14.47%)	$1,000.00	1.83%	$1,015.80	$ 9.17(a)
Institutional Class Shares (-14.47%)	$1,000.00	1.58%	$1,017.00	$ 7.92(a)
Market Neutral Fund:
Hypothetical 5% Fund Return
Investor Class Shares (-0.78%)	$1,000.00	4.60%	$1,002.00	$22.90(a)
Institutional Class Shares (-0.67%)	$1,000.00	4.35%	$1,003.20	$21.67(a)

(a)Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

For more information on the Funds’ expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 888-553-4233. Please read it carefully before you invest or send money.

The accompanying notes are an integral part of these financial statements.

14www.cogniosfunds.com

Cognios Large Cap Value Fund

Schedules of InvestmentsJune 30, 2020

Shares	Fair Value

COMMON STOCK - 132.17%

Communications - 6.06%
AT&T, Inc. (b)	6,269	$189,512
CenturyLink, Inc. (b)	6,840	68,605
F5 Networks, Inc. (a) (b)	688	95,962
Juniper Networks, Inc. (b)	2,166	49,515
Motorola Solutions, Inc. (b)	808	113,225
Omnicom Group, Inc. (b)	3,077	168,004
		684,823
Consumer, Cyclical - 28.43%
Alaska Air Group, Inc. (b)	1,195	43,331
AutoZone, Inc. (a) (b)	160	180,499
Capri Holdings Ltd. (a) (b)	3,228	50,454
Copart, Inc. (a) (b)	998	83,103
Costco Wholesale Corp. (b)	271	82,170
Darden Restaurants, Inc. (b)	1,016	76,982
Dollar General Corp. (b)	1,325	252,426
Dollar Tree, Inc. (a) (b)	1,062	98,426
Foot Locker, Inc. (b)	660	19,246
Gap, Inc. (b)	6,116	77,184
Kohl’s Corp. (b)	532	11,050
L Brands, Inc. (b)	5,394	80,748
Macy’s, Inc. (b)	6,110	42,037
McDonald’s Corp. (b)	1,050	193,694
NIKE, Inc. - Class B (b)	932	91,382
Nordstrom, Inc. (b)	3,372	52,232
NVR, Inc. (a) (b)	37	120,574
O’Reilly Automotive, Inc. (a) (b)	433	182,583
PulteGroup, Inc. (b)	3,525	119,956
Ralph Lauren Corp. (b)	299	21,683
Ross Stores, Inc. (b)	1,283	109,363
Starbucks Corp. (b)	2,578	189,715
Tapestry, Inc. (b)	1,305	17,330
Target Corp. (b)	1,602	192,128
TJX Cos., Inc. (b)	3,859	195,111
Tractor Supply Co. (b)	938	123,619
Walgreens Boots Alliance, Inc. (b)	2,693	114,156
Walmart, Inc. (b)	1,727	206,860
Yum! Brands, Inc. (b)	2,145	186,422
		3,214,464

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202015

Shares	Fair Value

Cognios Large Cap Value Fund

Schedules of Investments (continued)June 30, 2020

Consumer, Non-cyclical - 53.04%
AbbeVie, Inc. (b)	1,030	$101,125
ABIOMED, Inc. (a) (b)	726	175,373
Altria Group, Inc. (b)	4,491	176,272
Amgen, Inc. (b)	375	88,447
Biogen, Inc. (a) (b)	256	68,493
Bristol-Myers Squibb Co. (b)	3,969	233,377
Campbell Soup Co. (b)	4,548	225,717
Centene Corp. (a) (b)	784	49,823
Church & Dwight Co., Inc. (b)	2,788	215,512
Cigna Corp. (b)	199	37,342
Clorox Co. (b)	1,222	268,070
Colgate-Palmolive Co. (b)	2,876	210,696
Conagra Brands, Inc. (b)	6,745	237,222
Constellation Brands, Inc. - Class A (b)	1,106	193,495
Cooper Cos., Inc. (b)	130	36,873
CVS Health Corp. (b)	1,943	126,237
General Mills, Inc. (b)	3,722	229,461
Gilead Sciences, Inc. (b)	1,070	82,326
H&R Block, Inc. (b)	10,677	152,468
HCA Healthcare, Inc. (b)	931	90,363
Hershey Co. (b)	1,474	191,060
Hormel Foods Corp. (b)	2,954	142,590
Humana, Inc. (b)	229	88,795
Incyte Corp. (a) (b)	405	42,108
Johnson & Johnson (b)	1,461	205,460
Kellogg Co. (b)	2,050	135,423
Kimberly-Clark Corp. (b)	1,516	214,287
Kroger Co. (b)	3,073	104,021
Lamb Weston Holdings, Inc. (b)	3,180	203,297
McCormick & Co., Inc. (b)	1,311	235,207
McKesson Corp. (b)	619	94,967
Molson Coors Brewing Co. - Class B (b)	2,088	71,744
PepsiCo, Inc. (b)	1,533	202,755
Phillip Morris International, Inc. (b)	1,119	78,397
Procter & Gamble Co. (b)	1,766	211,161
Quest Diagnostics, Inc. (b)	786	89,573
Regeneron Pharmaceuticals, Inc. (a) (b)	158	98,537

The accompanying notes are an integral part of these financial statements.

16www.cogniosfunds.com

Shares	Fair Value

Cognios Large Cap Value Fund

Schedules of Investments (continued)June 30, 2020

Consumer, Non-cyclical - (continued)
Sysco Corp. (b)	1,623	$88,713
Tyson Foods, Inc. - Class A (b)	2,913	173,935
UnitedHealth Group, Inc. (b)	780	230,061
Verisk Analytics, Inc. (b)	567	96,503
		5,997,286
Energy - 1.51%
Cabot Oil & Gas Corp. (b)	8,054	138,368
Occidental Petroleum Corp. (b)	1,750	32,025
		170,393
Financials - 21.24%
Aflac, Inc. (b)	3,591	129,384
Allstate Corp. (b)	849	82,345
Aon PLC - Class A (b)	448	86,285
Arthur J. Gallagher & Co. (b)	1,911	186,303
Berkshire Hathaway, Inc. - Class B (a) (b)	812	144,950
Cboe Global Markets, Inc. (b)	1,934	180,403
Cincinnati Financial Corp. (b)	1,018	65,183
CME Group, Inc. (b)	225	36,572
Everest Re Group Ltd. (b)	438	90,316
Hartford Financial Services Group, Inc. (b)	2,126	81,957
Intercontinental Exchange, Inc. (b)	2,329	213,336
Marsh & McLennan Cos, Inc. (b)	1,680	180,382
Nasdaq, Inc. (b)	2,014	240,613
Progressive Corp. (b)	2,611	209,167
Public Storage (b)	945	181,336
Western Union Co. (b)	3,625	78,372
Willis Towers Watson PLC (b)	1,091	214,872
		2,401,776
Industrials - 8.39%
Amcor PLC (b)	3,888	39,696
Carrier Global Corp. (b)	1	22
CH Robinson Worldwide, Inc. (b)	2,545	201,208
Expeditors International of Washington, Inc. (b)	1,693	128,736
Northrop Grumman Corp. (b)	482	148,186
Raytheon Co. (b)	344	21,197
Republic Services, Inc. (b)	2,507	205,699
Waste Management, Inc. (b)	1,930	204,406
		949,150

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202017

Shares	Fair Value

Cognios Large Cap Value Fund

Schedules of Investments (continued)June 30, 2020

Technology - 12.06%
Activision Blizzard, Inc. (b)	1,539	$116,810
Akamai Technologies, Inc. (a) (b)	2,266	242,666
Broadcom, Inc. (b)	451	142,340
Cerner Corp. (b)	1,235	84,659
Citrix Systems, Inc. (b)	251	37,125
Electronics Art, Inc. (a) (b)	749	98,905
Fidelity National Information Services, Inc. (b)	351	47,066
Fiserv, Inc. (a) (b)	456	44,515
Intel Corp. (b)	2,954	176,738
Oracle Corp. (b)	1,576	87,105
Paychex, Inc. (b)	506	38,330
Skyworks Solutions, Inc. (b)	445	56,898
Take-Two Interactive Software, Inc. (a) (b)	1,365	190,513
		1,363,670
Utilities - 1.44%
American Electric Power Co., Inc. (b)	471	37,510
DTE Energy Co. (b)	317	34,077
Exelon Corp. (b)	785	28,488
NRG Energy, Inc. (b)	905	29,467
PPL Corp. (b)	1,268	32,765
		162,307

TOTAL COMMON STOCK (Cost $15,547,081)		14,943,869

TOTAL INVESTMENTS (Cost $15,547,081) - 132.17%		$14,943,869
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (32.17%)		(3,637,529)
NET ASSETS - 100%		$11,306,340

Percentages are stated as a percent of net assets.

(a)Non-income producing security
(b)All or a portion of the security is segregated as collateral for line of credit borrowings.

The following abbreviations are used in this portfolio:
Ltd. - Limited
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

18www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Schedules of InvestmentsJune 30, 2020

Shares	Fair Value

COMMON STOCK - 125.31%

Communications - 6.64%
AT&T, Inc. (b)	21,342	$645,169
Motorola Solutions, Inc. (b)	4,624	647,961
Omnicom Group, Inc. (b)	11,652	636,199
Verison Communications, Inc. (b)	11,445	630,963
		2,560,292
Consumer, Cyclical - 16.79%
AutoZone, Inc. (a) (b)	568	640,772
Cosco Wholesale Corp. (b)	2,164	656,146
Dollar General Corp. (b)	3,424	652,306
Dollar Tree, Inc. (a) (b)	7,233	670,354
Domino’s Pizza, Inc. (b)	1,729	638,762
McDonald’s Corp. (b)	3,429	632,548
Target Corp. (b)	5,513	661,174
Walgreens Boots Alliance, Inc. (b)	15,305	648,779
Walmart, Inc. (b)	5,476	655,915
Yum! Brands, Inc. (b)	7,160	622,276
		6,479,032
Consumer, Non-cyclical - 53.55%
AbbVie, Inc. (b)	6,753	663,010
Altria Group, Inc. (b)	15,626	613,320
AmerisourceBergen Corp. (b)	6,491	654,098
Biogen, Inc. (a) (b)	2,429	649,879
Bristol-Myers Squibb Co. (b)	11,542	678,670
Campbell Soup Co. (b)	13,179	654,074
Church & Dwight Co., Inc. (b)	8,387	648,315
Clorox Co. (b)	3,032	665,130
Colgate-Palmolive Co. (b)	8,811	645,494
Conagra Brands, Inc. (b)	18,950	666,471
CVS Health Corp. (b)	9,992	649,180
Edwards Lifesciences Corp. (a) (b)	9,325	644,451
Estee Lauder Cos., Inc. (b)	3,304	623,399
General Mills, Inc. (b)	10,545	650,099
Gilead Sciences, Inc. (b)	8,790	676,303
Hershey Co. (b)	4,905	635,786
Hormel Foods Corp. (b)	13,534	653,286
Humana, Inc. (b)	1,726	$ 669,256
Johnson & Johnson (b)	4,531	637,195
Kellogg Co. (b)	9,659	638,074

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202019

Shares	Fair Value

Cognios Market Neutral Large Cap Fund

Schedules of Investments (continued)June 30, 2020

Consumer, Non-cyclical - (continued)
Kimberly-Clark Corp. (b)	4,561	$644,697
Lamb Weston Holdings, Inc. (b)	9,587	612,897
McCormick & Co., Inc. (b)	3,737	670,455
McKesson Corp. (b)	4,226	648,353
Molson Coors Brewing Co. - Class B (b)	16,636	571,613
PepsiCo, Inc. (b)	4,934	652,571
Philip Morris Intertnational, Inc. (b)	8,690	608,821
Procter & Gamble Co. (b)	5,485	655,841
Regeneron Pharmaceuticals, Inc. (a) (b)	1,089	679,155
STERIS PLC (b)	4,206	645,369
Tyson Foods, Inc. - Class A (b)	10,042	599,608
UnitedHealth Group, Inc. (b)	2,239	660,393
		20,665,263
Energy - 1.51%
Cabot Oil & Gas Corp. (b)	34,023	584,515

Financials - 21.35%
Aflac, Inc. (b)	17,377	626,093
Allstate Corp. (b)	6,617	641,783
Aon PLC - Class A (b)	3,349	645,017
Arthur J Gallagher & Co. (b)	6,492	632,905
Berkshire Hathaway, Inc. - Class B (a) (b)	3,576	638,352
Cboe Global Markets, Inc. (b)	6,400	596,992
CME Group, Inc. (b)	3,635	590,833
Intercontinental Exchange, Inc. (b)	6,872	629,475
Marsh & McLennan Cos., Inc. (b)	5,994	643,576
Nasdaq, Inc. (b)	5,520	659,474
Progressive Corp. (b)	8,106	649,372
Public Storage (b)	3,349	642,640
Willis Towers Watson PLC (b)	3,257	641,466
		8,237,978
Industrials - 10.15%
CH Robinson Worldwide, Inc. (b)	8,320	657,779
Expeditors International of Washington, Inc. (b)	8,746	665,046
Northrop Grumman Corp. (b)	2,031	624,411
Republic Services, Inc. (b)	7,896	647,867
United Parcel Services, Inc. - Class B (b)	5,999	666,969
Waste Management, Inc. (b)	6,173	653,782
		3,915,854

The accompanying notes are an integral part of these financial statements.

20www.cogniosfunds.com

Shares	Fair Value

Cognios Market Neutral Large Cap Fund

Schedules of Investments (continued)June 30, 2020

Technology - 12.01%
Akamai Technologies, Inc. (a) (b)	6,452	$690,945
Cerner Corp. (b)	9,356	641,354
Citrix Systems, Inc. (b)	4,470	661,158
Intel Corp. (b)	10,804	646,403
Jack Henry & Associates, Inc. (b)	3,609	664,164
Oracle Corp. (b)	12,326	681,258
Take-Two Interactive Software, Inc. (a) (b)	4,645	648,303
		4,633,585
Utilities - 3.31%
DTE Energy Co. (b)	6,049	650,267
NiSource, Inc. (b)	27,558	626,669
		1,276,936

TOTAL COMMON STOCK (Cost $45,679,510)		48,353,455

SHORT-TERM INVESTMENTS - 0.10%
BlackRock Liquidity Funds T-Fund Portfolio - Retail Class, 0.01% (c)	40,667	40,667

TOTAL SHORT-TERM INVESTMENTS (Cost $40,667)		40,667

TOTAL INVESTMENTS (Cost $45,720,177) - 125.41%		$48,394,122
SECURITIES SOLD SHORT (Proceeds $33,968,633) - (91.28%)		(35,225,321)
OTHER ASSETS IN EXCESS OF LIABILITES, NET - 65.87%		25,419,774
NET ASSETS - 100%		$38,588,575

Percentages are stated as a percent of net assets.

(a)Non-income producing security
(b)All or a portion of the security is segregated as collateral for securities sold short.
(c)Rate shown represents the 7-day effective yield at June 30, 2020, is subject to change and resets daily.

The following abbreviations are used in this portfolio:
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202021

Shares	Fair Value

Cognios Market Neutral Large Cap Fund

Schedule of Investments: Securities Sold ShortJune 30, 2020

COMMON STOCK - 91.28%

Basic Materials - 3.77%
Air Products & Chemicals, Inc.	1,008	$243,392
Ecolab, Inc.	1,178	234,363
FMC Corp.	2,405	239,586
International Flavors & Fragrances, Inc.	1,863	228,143
Linde PLC	1,152	244,351
Newmont Mining Corp.	4,315	266,408
		1,456,243
Communications - 6.05%
Amazon.com, Inc.	91	251,053
Charter Communications, Inc. - Class A	449	229,008
Comcast Corp. - Class A	6,078	236,920
Corning, Inc.	8,731	226,133
E*TRADE Financial Corp.	4,822	239,798
Netflix, Inc.	539	245,267
NortonLifeLock, Inc.	11,876	235,501
T-Mobile US, Inc.	2,273	236,733
Twitter, Inc.	6,989	208,202
Walt Disney Co.	2,034	226,811
		2,335,426
Consumer, Cyclical - 5.37%
Advance Auto Parts, Inc.	1,632	232,478
Chipotle Mexican Grill, Inc.	234	246,252
Genuine Parts Co.	2,694	234,270
Live Nation Entertainment, Inc.	4,966	220,143
NIKE, Inc. - Class B	2,421	237,379
Nordstrom, Inc.	12,804	198,334
Tiffany & Co.	1,985	242,051
Under Armour, Inc. - Class A	24,115	234,880
VF Corp.	3,716	226,453
		2,072,240
Consumer, Non-cyclical - 24.22%
Abbott Laboratories	2,662	243,387
Archer-Daniels-Midland Co.	5,917	236,088
Automatic Data Processing, Inc.	1,591	236,884
Baxter International, Inc.	2,852	245,557

The accompanying notes are an integral part of these financial statements.

22www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Schedule of Investments: Securities Sold Short (continued)June 30, 2020

Shares	Fair Value

Consumer, Non-cyclical - (continued)
Becton Dickerson and Co.	1,016	$243,098
Boston Scientific Corp.	6,550	229,971
Brown-Forman Corp. - Class B	3,583	228,094
Cardinal Health, Inc.	4,494	234,542
Centene Corp.	3,776	239,965
Cigna Corp.	1,261	236,627
Coca-Cola Co.	5,181	231,487
Cooper Cos., Inc.	796	225,777
Corteva, Inc.	8,749	234,386
Coty, Inc. - Class A	49,143	219,669
Danaher Corp.	1,367	241,727
DENTSPLY SIRONA, Inc.	5,417	238,673
DexCom, Inc.	598	242,429
Eli Lilly & Co.	1,510	247,912
Global Payments, Inc.	1,334	226,273
Henry Schein, Inc.	4,018	234,611
Hologic, Inc.	4,584	261,288
IHS Markit Ltd.	3,351	253,001
Incyte Corp.	2,489	258,781
IQVIA Holdings, Inc.	1,732	245,736
JM Smucker Co.	2,221	235,004
Kraft Heinz Co.	7,314	233,243
Kroger Co.	7,574	256,380
Medtronic PLC	2,529	231,909
Merck & Co., Inc.	3,171	245,213
Mondelez International, Inc. - Class A	4,561	233,204
PayPal Holdings, Inc.	1,453	253,156
Perrigo Co. PLC	4,431	244,901
Pfizer, Inc.	7,215	235,931
Stryker Corp.	1,265	227,940
Teleflex, Inc.	656	238,771
Thermo Fisher Scientific, Inc.	688	249,290
Varian Medical Systems, Inc.	1,993	244,182
West Pharmaceutical Services, Inc.	1,134	257,611
Zimmer Biomet Holdings, Inc.	1,871	223,323
		9,346,021

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202023

Cognios Market Neutral Large Cap Fund

Schedule of Investments: Securities Sold Short (continued)June 30, 2020

Shares	Fair Value

Energy - 1.78%
Chevron Corp.	2,586	$230,749
Exxon Mobil Corp.	5,089	227,580
Kinder Morgan, Inc.	15,103	229,113
		687,442
Financials - 21.62%
Alexandria Real Estate Equities, Inc.	1,415	229,584
American Express Co.	2,324	221,245
American Tower Corp.	929	240,184
Apartment Investment & Management Co.	6,154	231,637
Assurant, Inc.	2,248	232,196
AvalonBay Communities, Inc.	1,489	230,259
Boston Properties, Inc.	2,477	223,871
Chubb Ltd.	1,844	233,487
Cincinnati Financial Corp.	3,783	242,225
Crown Castle International Corp.	1,442	241,319
Digital Realty Trust, Inc.	1,683	239,171
Duke Realty Corp.	6,622	234,353
Equinix, Inc.	347	243,698
Equity Residential	3,866	227,398
Essex Property Trust, Inc.	995	228,024
Everest Re Group Ltd.	1,102	227,232
Extra Space Storage, Inc.	2,532	233,881
Federal Realty Investment Trust	2,693	229,471
First Republic Bank	2,160	228,938
Healthpeak Properties, Inc.	8,508	234,480
Host Hotels & Resorts, Inc.	19,431	209,660
Iron Mountain, Inc.	8,870	231,507
Kimco Realty Corp.	18,043	231,672
Loews Corp.	7,130	244,488
Mid-America Apartment Communities, Inc.	2,049	234,959
Northern Trust Corp.	2,865	227,309
Prologis, Inc.	2,524	235,565
Realty Income Corp.	3,759	223,661
Regency Centers Corp.	5,127	235,278
SBA Communications Corp.	811	241,613
Travelers Cos., Inc.	2,065	235,513
UDR, Inc.	6,267	234,260

The accompanying notes are an integral part of these financial statements.

24www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Schedule of Investments: Securities Sold Short (continued)June 30, 2020

Shares	Fair Value

Financials - (continued)
Ventas, Inc.	5,969	$218,585
Vornado Realty Trust	6,014	229,795
Welltower, Inc.	4,091	234,373
WR Berkley Corp.	4,283	221,645
		8,342,536
Industrials - 11.53%
Agilent Technologies, Inc.	2,728	241,073
Amcor PLC	23,094	235,790
Ball Corp.	3,419	237,586
Caterpillar, Inc.	1,866	236,049
CXS Corp.	3,436	239,627
Deere & Co.	1,534	241,068
FedEx Corp.	1,728	242,300
General Dynamics Corp.	1,505	224,937
General Electric Co.	32,886	224,611
Jacobs Engineering Group, Inc.	2,819	239,051
Johnson Controls International PLC	6,774	231,264
Kansas City Southern	1,637	244,388
Keysight Technologies, Inc.	2,342	236,027
L3Harris Technologies, Inc.	1,261	213,954
Martin Marietta Materials, Inc.	1,124	232,185
Norfolk Southern Corp.	1,366	239,829
PerkinElmer, Inc.	2,443	239,634
Raytheon Technologies Corp.	3,576	220,353
Vulcan Materials Co.	1,984	229,846
		4,449,572
Technology - 2.42%
Analog Devices, Inc.	1,949	239,025
Fidelity National Information Services, Inc.	1,714	229,830
Hewlett Packard Enterprise Co.	23,513	228,781
Qorvo, Inc.	2,133	235,760
		933,396
Utilities - 14.52%
Alliant Energy Corp.	4,955	237,047
Ameren Corp.	3,388	238,380
American Electric Power Co., Inc.	2,947	234,699
American Water Works Co., Inc.	1,871	240,723
Atmos Energy Corp.	2,366	235,606
CenterPoint Energy, Inc.	12,956	241,889
CMS Energy Corp.	4,106	239,873

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202025

Cognios Market Neutral Large Cap Fund

Schedule of Investments: Securities Sold Short (continued)June 30, 2020

Shares	Fair Value

Utilities - (continued)
Consolidated Edison, Inc.	3,205	$230,536
Dominion Energy, Inc.	2,861	232,256
Duke Energy Corp.	2,812	224,651
Edison International	4,060	220,499
Entergy Corp.	2,496	234,150
Evergy, Inc.	4,037	239,354
Eversource Energy	2,857	237,902
Exelon Corp.	6,326	229,571
FirstEnergy Corp.	5,999	232,641
NextEra Energy, Inc.	969	232,725
Pinnacle West Capital Corp.	3,122	228,811
PPL Corp.	8,948	231,216
Public Service Enterprise Group, Inc.	4,781	235,034
Sempra Energy	1,947	228,247
Southern Co.	4,323	224,148
WEC Energy Group, Inc.	2,698	236,480
Xcel Energy, Inc.	3,770	235,625
		5,602,063

TOTAL COMMON STOCK (Proceeds $33,968,633)		35,224,939

RIGHTS - 0.00%

Communications - 0.00%
T-Mobile US, Inc.	2,273	382

TOTAL RIGHTS (Proceeds $0)		382

TOTAL SECURITIES SOLD SHORT (Proceeds $33,968,633)		$35,225,321

Percentages are stated as a percent of net assets.

(a)Non-income producing security

The following abbreviations are used in this portfolio:
Ltd. - Limited
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

26www.cogniosfunds.com

Cognios Funds

Statements of Assets and LiabilitiesJune 30, 2020

	Cognios Large Cap Value Fund	Cognios Market Neutral Large Cap Fund
Assets:
Total Investments, at cost	$15,547,081	$45,720,177
Investments, at value	$14,943,869	$48,394,122
Cash and cash equivalents	136,104	—
Segregated cash with broker	—	3,128,075
Deposits at broker for securities sold short	—	22,424,130
Due from adviser	26,034	—
Receivables:
Interest	341	2
Dividends	31,411	58,041
Fund shares sold	—	606
Prepaid expenses	5,089	23,776
Total assets	15,142,848	74,028,752

Liabilities:
Securities sold short, at proceeds	—	33,968,633
Securities sold short, at value		35,225,321
Payables:
Dividends on securities sold short	—	87,771
Due to broker	3,806,083	—
Fund shares redeemed	—	71,027
Due to adviser	—	17,119
Accrued distribution (12b-1) fees	117	1,457
Due to administrator	8,339	11,161
Accrued expenses	21,969	26,321
Total liabilities	3,836,508	35,440,177
Net Assets	$11,306,340	$38,588,575

Sources of Net Assets:
Paid-in capital	$12,410,923	$43,944,287
Total accumulated deficit	(1,104,583)	(5,355,712)
Total Net Assets	$11,306,340	$38,588,575

Investor Class Shares:
Net assets	$539,860	$7,155,443
Shares Outstanding ($0 par value, unlimited shares of beneficial interest authorized)	66,158	704,730
Net Asset Value, Offering and Redemption Price Per Share	$8.16	$10.15

Institutional Class Shares:
Net assets	$10,766,480	$31,433,132
Shares Outstanding ($0 par value, unlimited shares of beneficial interest authorized)	1,319,379	3,037,634
Net Asset Value, Offering and Redemption Price Per Share	$8.16	$10.35

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202027

Cognios Funds

Statements of OperationsJune 30, 2020

	Cognios Large Cap Value Fund	Cognios Market Neutral Large Cap Fund
	For the Year ended June 30, 2020	For the Year ended June 30, 2020
Investment income:
Dividends	$760,586	$1,867,888
Interest	2,677	264,975
Total investment income	763,263	2,132,863

Expenses:
Advisory fees (Note 5)	156,397	915,499
Distribution (12b-1) fees - Investor Class	2,289	32,727
Accounting and transfer agent fees and expenses	98,839	160,982
Dividend expense on securities sold short	—	1,727,171
Interest expense	220,846	—
Trustee fees and expenses	26,411	26,660
Legal fees	25,515	27,605
Compliance officer fees	18,000	18,000
Custodian fees	17,402	22,546
Pricing fees	15,475	30,116
Miscellaneous	14,041	18,238
Audit fees	13,000	14,500
Liquidity program fees	10,290	10,290
Reports to shareholders	8,223	7,655
Registration fees	2,461	28,117
Insurance	2,327	5,729
Total expenses	631,516	3,045,835
Less: fees waived and expenses reimbursed by Adviser	(203,862)	(336,109)
Net expenses	427,654	2,709,726

Net investment income (loss)	335,609	(576,863)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	625,973	4,504,969
Securities sold short	—	(8,820,721)
Net realized gain (loss) on investments and securities sold short	625,973	(4,315,752)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,580,661)	(2,556,759)
Securities sold short	—	8,872,044
Net change in unrealized appreciation (depreciation) on investments and securities sold short:	(2,580,661)	6,315,285

Net realized and unrealized gain (loss) on investments and securities sold short	(1,954,688)	1,999,533

Net increase (decrease) in net assets resulting from operations	$(1,619,079)	$1,422,670

The accompanying notes are an integral part of these financial statements.

28www.cogniosfunds.com

Cognios Funds

Statement of Cash FlowsFor the Year Ended June 30, 2020

Cognios Large Cap Value Fund
Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(1,619,079)
Adjustments to reconcile net decrease in net assets from operations to net cash provided from operating activities:
Purchase of investment securities	(22,941,278)
Proceeds from disposition of investment securities	32,733,556
Increase in due from advisor	(10,710)
Increase in interest receivable	(183)
Decrease in dividends receivable	2,286
Increase in prepaid expenses	(1,324)
Increase in due to broker	(9,585)
Decrease in accrued expenses	(1,290)
Net change in unrealized depreciation on investment securities	2,580,661
Net realized gain on investment securities	(625,973)
Net cash provided from operating activities	10,107,081

Cash flows from financing activities:
Proceeds from loan	11,680,441
Payments on loan	(14,600,000)
Proceeds from Fund shares sold	6,009,194
Payment on Fund shares redeemed	(13,573,286)
Net cash used in financing activities	(10,483,651)

Net decrease in cash	$(376,570)

Cash:
Beginning of period	$512,674
End of period	136,104

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of a decrease in receivable for fund shares sold of $2,430.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $220,846.

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202029

Cognios Funds

Statement of Cash FlowsFor the Year Ended June 30, 2020

Cognios Market Neutral Large Cap Fund
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$1,422,670
Adjustments to reconcile net increase in net assets from operations to net cash provided from operating activities:
Purchase of investment securities	(108,141,624)
Proceeds from disposition of investment securities	174,415,586
Purchases of short-term investment securities, net	2,655,274
Decrease in interest receivable	73,968
Decrease in dividends receivable	123,514
Increase in prepaid expenses	(10,742)
Proceeds from securities sold short	75,757,199
Payments to cover securities sold short	(139,768,795)
Decrease in payable for dividends on securities sold short	(41,122)
Decrease in accrued expenses	(63,315)
Net change in unrealized appreciation on investment securities and securities sold short	(6,315,285)
Net realized loss on investment securities and securities sold short	4,315,752
Net cash provided from operating activities	4,423,080

Cash flows from financing activities:
Proceeds from Fund shares sold	10,927,316
Payment on Fund shares redeemed	(66,104,155)
Net cash used in financing activities	(55,176,839)

Net decrease in cash	$(50,753,759)

Cash:
Beginning of year	$76,305,964
End of year	25,552,205

Supplemental disclosure of cash flow information:

Reconciliation of restricted and unrestricted cash at the beginning of the year to the Statements of Assets and Liabilities:
Cash	$—
Segregated cash with broker	2,763,381
Deposits at broker for securities sold short	73,542,583

Reconciliation of restricted and unrestricted cash at the end of the year to the Statements of Assets and Liabilities:
Cash	$—
Segregated cash with broker	3,128,075
Deposits at broker for securities sold short	22,424,130

Noncash financing activities not included herein consist of a decrease in receivable for fund shares sold of $64,577 and an increase in payable for Fund shares redeemed of $48,407.

The accompanying notes are an integral part of these financial statements.

30www.cogniosfunds.com

Cognios Funds

Statements of Changes in Net AssetsJune 30, 2020

	Cognios Large Cap Value Fund
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019
Increase (decrease) in net assets from:
Operations:
Net investment income	$335,609	$324,004
Net realized gain on investments	625,973	1,708,063
Net change in unrealized appreciation (depreciation) on investments	(2,580,661)	283,029
Net increase (decrease) in net assets resulting from operations	(1,619,079)	2,315,096

Distributions to shareholders from:
Total distributable earnings - Investor Class	(78,029)	(70,793)
Total distributable earnings - Institutional Class	(1,903,561)	(3,532,653)
Total distributions	(1,981,590)	(3,603,446)

Capital share transactions (Note 3):
Decrease in net assets from capital share transactions	(5,584,931)	(3,258,616)

Decrease in net assets	(9,185,600)	(4,546,966)

Net Assets:
Beginning of year (Note 1)	20,491,940	25,038,906

End of year	$11,306,340	$20,491,940

The accompanying notes are an integral part of these financial statements.

Annual Report | June 30, 202031

Cognios Funds

Statements of Changes in Net AssetsJune 30, 2020

	Cognios Market Neutral Large Cap Fund
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019
Increase (decrease) in net assets from:
Operations:
Net investment loss	$(576,863)	$(56,786)
Net realized gain (loss) on investments and securities sold short	(4,315,752)	3,278,229
Net change in unrealized appreciation (depreciation) on investments and securities sold short	6,315,285	(6,631,188)
Net increase (decrease) in net assets resulting from operations	1,422,670	(3,409,745)

Capital share transactions (Note 3):
Increase (decrease) in net assets from capital share transactions	(55,289,823)	31,731,398

Increase (decrease) in net assets	(53,867,153)	28,321,653

Net Assets:
Beginning of year (Note 1)	92,455,728	64,134,075

End of year	$38,588,575	$92,455,728

Annual Report | June 30, 202033

June 30, 2020

The accompanying notes are an integral part of these financial statements.

32www.cogniosfunds.com

Cognios Funds

Financial Highlights

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	Cognios Large Cap Value Fund
	Investor Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$9.44	$10.23	$10.79	$10.00

Investment Operations:
Net investment income	0.10	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments	(0.65)	0.92	1.29	0.75
Total from investment operations	(0.55)	1.03	1.41	0.79

Distributions:
From net investment income	(0.08)	(0.19)	(0.18)	0.00	(b)
From net realized capital gains	(0.65)	(1.63)	(1.79)	—
Total distributions	(0.73)	(1.82)	(1.97)	0.00

Net Asset Value, End of Year/Period	$8.16	$9.44	$10.23	$10.79

Total Return(c)	(6.89)%	12.90%	13.58%	7.92%	(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$540	$545	$25	$11

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	2.87%	2.96%	1.62%	1.52%	(e)
Expenses after fees waived and expenses reimbursed	2.02%	2.07%	1.10%	1.10%	(e)
Net investment income after fees waived and expenses reimbursed	1.16%	1.39%	0.85%	0.79%	(e)

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	1.95%	1.99%	1.62%	1.52%	(e)
Expenses after fees waived and expenses reimbursed	1.10%	1.10%	1.10%	1.10%	(e)
Net investment income after fees waived and expenses reimbursed	2.08%	2.36% (f)	0.85%	0.79%	(e)

Portfolio turnover rate	74%	64%	84%	24%	(d)

(a)The Cognios Large Cap Value Fund commenced operations on October 3, 2016.

(b)Net investment income distributed by the Investor Class was less than $0.005 per share during the period ended June 30, 2017.

(c)Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Investor Class, assuming reinvestment of dividends, if any.

(d)Not annualized.

(e)Annualized.

(f)The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short for the year ended June 30, 2019 was restated due to a correction of a clerical error. The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short as previously presented in the June 30, 2019 financial statements was 0.42%. No other financial statement line items were affected by the restatement.

Annual Report | June 30, 202035

June 30, 2020

The accompanying notes are an integral part of these financial statements.

34www.cogniosfunds.com

Cognios Funds

Financial Highlights

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	Cognios Large Cap Value Fund
	Institutional Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$9.43	$10.25	$10.80	$10.00

Investment Operations:
Net investment income	0.13	0.18	0.20	0.06
Net realized and unrealized gain (loss) on investments	(0.66)	0.82	1.23	0.75
Total from investment operations	(0.53)	1.00	1.43	0.81

Distributions:
From net investment income	(0.09)	(0.19)	(0.19)	(0.01)
From net realized capital gains	(0.65)	(1.63)	(1.79)	—
Total distributions	(0.74)	(1.82)	(1.98)	(0.01)

Net Asset Value, End of Year/Period	$8.16	$9.43	$10.25	$10.80

Total Return(b)	(6.67)%	12.56%	13.87%	8.09%	(c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$10,766	$19,947	$25,014	$40,514

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	2.62%	2.71%	1.37%	1.27%	(d)
Expenses after fees waived and expenses reimbursed	1.77%	1.82%	0.85%	0.85%	(d)
Net investment income after fees waived and expenses reimbursed	1.41%	1.64%	1.10%	1.04%	(d)

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	1.70%	1.74%	1.37%	1.27%	(d)
Expenses after fees waived and expenses reimbursed	0.85%	0.85%	0.85%	0.85%	(d)
Net investment income after fees waived and expenses reimbursed	2.33%	2.61% (e)	1.10%	1.04%	(d)

Portfolio turnover rate	74%	64%	84%	24%	(c)

(a)The Cognios Large Cap Value Fund commenced operations on October 3, 2016.

(b)Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Institutional Class, assuming reinvestment of dividends, if any.

(c)Not annualized.

(d)Annualized.

(e)The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short for the year ended June 30, 2019 was restated due to a correction of a clerical error. The ratio of net investment income after fees waived and expenses reimbursed excluding interest expense and dividends on securities sold short as previously presented in the June 30, 2019 financial statements was 0.67%. No other financial statement line items were affected by the restatement.

Annual Report | June 30, 202037

June 30, 2020

The accompanying notes are an integral part of these financial statements.

36www.cogniosfunds.com

Cognios Funds

Financial Highlights

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	Cognios Market Neutral Large Cap Fund
	Investor Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018(a)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net Asset Value, Beginning of Year/Period	$10.00	$10.31	$9.32		$9.93	$9.68	$10.77

Investment Operations:
Net investment loss(b)	(0.11)	(0.05)	(0.08)		(0.13)	(0.15)	(0.20)
Net realized and unrealized gain (loss) on investments	0.26	(0.26)	1.07		(0.33)	0.45	0.60
Total from investment operations	0.15	(0.31)	0.99		(0.46)	0.30	0.40

Distributions:
From net realized capital gains	—	—	—		(0.15)	(0.05)	(1.49)
Total distributions	—	—	—		(0.15)	(0.05)	(1.49)

Net Asset Value, End of Year/Period	$10.15	$10.00	$10.31		$9.32	$9.93	$9.68

Total Return(c)	1.50%	(3.01)%	10.62%	(d)	(4.65)%	3.15%	4.47%	(g)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$7,155	$17,931	$19,771		$22,997	$43,779	$6,253

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	4.86%	4.27%	4.09%	(e)	3.87%	4.07%	6.06%
Expenses after fees waived and expenses reimbursed	4.34%	3.88%	3.66%	(e)(h)	3.72%	3.80%	4.12%	(f)
Net investment loss after fees waived and expenses reimbursed	(1.09)%	(0.26)%	(0.98)%	(e)	(1.42)%	(1.53)%	(2.06)%

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	2.22%	2.08%	2.30%	(e)	2.10%	2.22%	4.04%
Expenses after fees waived and expenses reimbursed	1.70%	1.69%	1.87%	(e)(h)	1.95%	1.95%	2.10%	(f)
Net investment income (loss) after fees waived and expenses reimbursed	1.55%	1.93%	0.81%	(e)	0.35%	0.32%	(0.04)%

Portfolio turnover rate	137%	159%	104%	(d)	277%	250%	291%

(a)Represents the period from October 1, 2017 through June 30, 2018.

(b)Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Investor Class, assuming reinvestment of dividends, if any.

(d)Not annualized.

(e)Annualized.

(f)Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.

(g)During the year ended September 30, 2015, 0.31% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.16%.

(h)Contractual expense limitation changed from 1.95% to 1.70% effective May 5, 2018.

Annual Report | June 30, 202037

Annual Report | June 30, 202039

June 30, 2020

The accompanying notes are an integral part of these financial statements.

38www.cogniosfunds.com

Cognios Funds

Financial Highlights

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	Cognios Market Neutral Large Cap Fund
	Institutional Class
	For the Year ended June 30, 2020	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018(a)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net Asset Value, Beginning of Year/Period	$10.17	$10.46	$9.44		$10.02	$9.76	$10.82

Investment Operations:
Net investment income (loss)(b)	(0.08)	0.01	(0.05)		(0.11)	(0.13)	(0.18)
Net realized and unrealized gain (loss) on investments	0.26	(0.30)	1.07		(0.32)	0.44	0.61
Total from investment operations	0.18	(0.29)	1.02		(0.43)	0.31	0.43

Distributions:
From net investment income	—	—	—		—	—	—
From net realized capital gains	—	—	—		(0.15)	(0.05)	(1.49)
Total distributions	—	—	—		(0.15)	(0.05)	(1.49)

Net Asset Value, End of Year/Period	$10.35	$10.17	$10.46		$9.44	$10.02	$9.76

Total Return(c)	1.77%	(2.77)%	10.81%	(d)	(4.31)%	3.23%	4.77%	(g)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$31,433	$74,525	$44,363		$38,856	$113,499	$10,402

Ratios to average net assets (including interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	4.61%	4.02%	3.84%	(e)	3.62%	3.83%	5.81%
Expenses after fees waived and expenses reimbursed	4.09%	3.63%	3.41%	(e)(h)	3.47%	3.55%	3.86%	(f)
Net investment loss after fees waived and expenses reimbursed	(0.84)%	(0.01)%	(0.73)%	(e)	(1.14)%	(1.30)%	(1.80)%

Ratios to average net assets (excluding interest expense and dividends on securities sold short):
Expenses before fees waived and expenses reimbursed	1.97%	1.83%	2.05%	(e)	1.85%	1.98%	3.79%
Expenses after fees waived and expenses reimbursed	1.45%	1.44%	1.62%	(e)(h)	1.70%	1.70%	1.84%	(f)
Net investment income after fees waived and expenses reimbursed	1.80%	2.18%	1.06%	(e)	0.63%	0.55%	0.21%

Portfolio turnover rate	137%	159%	104%	(d)	277%	250%	291%

(a)Represents the period from October 1, 2017 through June 30, 2018.

(b)Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Institutional Class, assuming reinvestment of dividends, if any.

(d)Not annualized.

(e)Annualized.

(f)Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.

(g)During the year ended September 30, 2015, 0.33% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.44%.

(h)Contractual expense limitation changed from 1.70% to 1.45% effective May 5, 2018.

Annual Report | June 30, 202039

40www.cogniosfunds.com

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Cognios Large Cap Value Fund (the “Value Fund”) and Cognios Market Neutral Large Cap Fund (the “Market Neutral Fund”), (collectively, the “Funds”) are each a series of M3Sixty Funds Trust (the “Trust”). The Trust was organized on May 29, 2015 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

The Value Fund’s investment objectives is long-term growth of capital. The investment objective of the Market Neutral Fund is long-term growth of capital independent of stock market direction. The Funds are each diversified funds. The Funds’ investment adviser was Cognios Capital, LLC (the “Former Adviser”). Effective April 3, 2020, Quantitative Value Technologies, LLC (the “Adviser”) was approved as investment adviser to the Funds.

The Funds each have two classes of shares, Investor Class Shares and Institutional Class Shares. The Value Fund’s Investor Class Shares and Institutional Class Shares commenced operations on October 3, 2016. The Market Neutral Fund’s Investor Class Shares and Institutional Class Shares commenced operations on January 2, 2013.

Income and realized/unrealized gains or losses are allocated to each class of each Fund on the basis of the net asset value of each class in relation to the net asset value of its Fund.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidance of FASB Accounting Standards Codification Topic 946 applicable to investment companies.

a)Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)Federal Income Taxes – The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required. The Funds recognize tax benefits of uncertain tax positions only where the position is more-likely-than-not to be sustained assuming examination by tax authorities.

Management has analyzed each Fund’s tax positions taken on all open tax years (tax years ended June 30, 2017. June 30, 2018 and June 30, 2019 for the Value Fund and for the years ended September 30, 2017, September 30, 2018 and the period ended June 30, 2018 and the year ended June 30, 2019 for the Market Neutral Fund) and expected to be taken as of and during the year ended June 30, 2020, and has concluded that the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2020, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware state.

Annual Report | June 30, 202041

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

c)Cash and Cash Equivalents – Cash is held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy.

d)Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

e)Short Sales – The Market Neutral Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Market Neutral Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Market Neutral Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Market Neutral Fund replaces the borrowed security, the Market Neutral Fund will incur a loss; conversely, if the price declines, the Market Neutral Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Market Neutral Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short until the Market Neutral Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Market Neutral Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Market Neutral Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Market Neutral Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Market Neutral Fund will do so to the extent permitted by the laws and regulations of such jurisdiction. At June 30, 2020, the Market Neutral Fund had cash pledged in the amount of $3,128,075 to BNP Paribas Securities Corp. and $22,424,130 deposited with BNP Paribas Securities Corp. to cover collateral requirements for borrowing in connection with securities sold short and are listed in the Statements of Assets and Liabilities as ‘Segregated cash with broker’ and ‘Deposits at broker for securities sold short’, respectively.

42www.cogniosfunds.com

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

f)Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust may be allocated equally across all Funds of the Trust, or to the individual Funds based on each Fund’s relative net assets or another basis (as determined by the Board), whichever method is deemed appropriate as stated in the Trust’s expense allocation policy. Expenses incurred specific to a particular Fund are allocated entirely to that Fund.

g)Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2.INVESTMENT VALUATIONS

Processes and Structure

The Funds’ Board of Trustees (the “Board”) has adopted guidelines for valuing investments and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Annual Report | June 30, 202043

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2020:

Categories(a)	Level 1	Level 2	Level 3	Total
Value Fund: Assets:
Common Stocks(b)	$14,943,869	—	—	$14,943,869
Total Investments in Securities	$14,943,869	—	—	$14,943,869
Market Neutral Fund: Assets:
Common Stocks(b)	$48,353,455	—	—	$48,353,455
Short-Term Investment	40,667	—	—	40,667
Total Investments in Securities	48,394,122	—	—	48,394,122
Liabilities:
Common Stocks(b)	$35,224,939	—	—	$35,224,939
Rights(b)	382	—	—	382
Total Securities Sold Short(b)	$35,225,321	—	—	$35,225,321

44www.cogniosfunds.com

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

(a)As of and during the year ended June 30, 2020, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)All common stock held in the Funds are Level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedules of Investments and Schedule of Investments: Securities Sold Short.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels during the year ended June 30, 2020.

3.CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock during the year ended June 30, 2020 for the Funds were as follows:

Value Fund:	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Investor Class Shares
Shares	121,063	(120,916)	8,301	8,448
Value	$1,146,545	$(959,662)	$78,029	$264,912
Institutional Class Shares
Shares	515,604	(1,513,379)	202,722	(795,053)
Value	$4,860,219	$(12,613,624)	$1,903,562	$(5,849,843)

Market Neutral Fund:	Sold	Redeemed	Reinvested	Net Decrease
Investor Class Shares
Shares	216,567	(1,304,274)	—	(1,087,707)
Value	$2,203,175	$(13,188,820)	$—	$(10,985,645)
Institutional Class Shares
Shares	845,563	(5,136,106)	—	(4,290,543)
Value	$8,659,564	$(52,963,742)	$—	$(44,304,178)

Transactions in shares of capital stock during the year ended June 30, 2019 for the Funds were as follows:

Value Fund:	Sold	Redeemed		Reinvested	Net Increase (Decrease)
Investor Class Shares
Shares	100,444	(53,888)		8,729	55,285
Value	$991,420	$(466,314)		$70,793	$595,899
Institutional Class Shares
Shares	378,723	(1,139,973	)(a)	434,522	(326,728)
Value	$3,844,665	$(11,231,833	)(a)	$3,532,653	$(3,854,515)

Annual Report | June 30, 202045

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

Market Neutral Fund:	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Investor Class Shares
Shares	513,453	(638,747)	—	(125,294)
Value	$5,411,670	$(6,635,939)	$—	$(1,224,269)
Institutional Class Shares
Shares	4,908,075	(1,822,261)	—	3,085,814
Value	$52,079,929	$(19,124,262)	$—	$32,955,667

(a)Includes an in-kind redemption of 474,843 shares at a value of $5,042,833 paid on August 7, 2018, which represented 19.43% of the Value Fund’s net assets. A pro-rata portion of the Value Fund’s portfolio investments were transferred as payment of the in-kind redemption per procedures adopted by the Trust’s Board of Trustees.

4.INVESTMENT TRANSACTIONS

For the year ended June 30, 2020 aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales (Long-Term)
Value Fund	$22,941,278	$32,733,556
Market Neutral Fund	108,141,624	174,415,951

There were no government securities purchased or sold during the year.

5.ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds had entered into an Investment Advisory Agreement (the “Former Advisory Agreement”) with the Former Adviser. Pursuant to the Former Advisory Agreement, the Former Adviser managed the operations of the Funds and managed the Funds’ investments in accordance with the stated policies of the Funds. At a meeting of the Board held on January, 22, 2020, the Former Adviser notified the Board that it was transferring its operations to a new entity, the Adviser, following shareholder approval of a New Advisory Agreement, which occurred on April 3, 2020. The New Advisory Agreement became effective on May 31, 2020. As compensation for the investment advisory services provided to the Funds, during the period from July 1, 2019 through May 31, 2020, the Adviser received monthly management fees equal to an annual rate of each Fund’s net assets as follows:

Fund	Management Fee Rate	Management Fees Accrued
Value Fund	0.65%	$146,211
Market Neutral Fund	1.40%	869,470

46www.cogniosfunds.com

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

At a meeting held on February 12, 2020, the Board, including the Independent Trustees, considered and approved a new Investment Advisory Agreement (the “Advisory Agreement’) between the Trust and the Adviser in regard to the Funds. The Advisory Agreement was then approved by shareholders at a Special Meeting of Shareholders held on April 3, 2020. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund beginning on May 31, 2020. As compensation for the investment advisory services provided to the Funds, during the period from June 1, 2020 through June 30, 2020, the Adviser receives a monthly management fee equal to an annual rate of the Fund’s net assets as follows:

Fund	Management Fee Rate	Management Fees Accrued
Value Fund	0.65%	$10,186
Market Neutral Fund	1.40%	46,029

The Former Adviser had entered into an Expense Limitation Agreement (“Former Expense Agreement”) with the Funds under which it agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to not more than the following percentages of average daily net assets of each of the Funds through October 31, 2021:

Fund	Expense Limitation
Value Fund	0.85%
Market Neutral Fund	1.45%

At a meeting held on February 12, 2020, the Board, including the Independent Trustees, considered and approved a new Expense Limitation Agreement (the “Expense Agreement’) between the Trust and the Adviser in regard to the Funds. Pursuant to the Expense Agreement, the Adviser has agreed to waive its fees or reimburse other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to not more than the same percentages that were listed in the Former Expense Agreement through at least October 31, 2021. The Expense Agreement allowed the Adviser to recover previously waived fees and reimbursed expenses of the Former Adviser; the Expense Agreement was approved by shareholders at a Special Meeting of Shareholders held on April 3, 2020 but did not take effect until June 1, 2020.

Annual Report | June 30, 202047

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

During the period from July 1, 2019 through May 31, 2020, the Former Adviser waived fees and reimbursed expenses as follows:

Fund	Management Fees Waived	Expenses Reimbursed
Value Fund	$146,211	$33,596
Market Neutral Fund	307,199	—

During the period from June 1, 2020 through June 30, 2020, the Adviser waived fees and reimbursed expenses as follows:

Fund	Management Fees Waived	Expenses Reimbursed
Value Fund	$10,186	$13,869
Market Neutral Fund	28,910	—

Subject to approval by the Funds’ Board of Trustees, any waivers or reimbursements under the Former Expense Agreement and the Expense Agreement are subject to repayment by the Funds within the three fiscal years following the date of such waiver provided that the Funds are able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Per the Expense Agreement approved by shareholders on April 3, 2020, the Adviser can recoup amounts previously waived and reimbursed by the Former Adviser.

At June 30, 2020, the cumulative unreimbursed amounts paid and/or waived by the Former Adviser and the Adviser on behalf of the Funds that may be recouped no later than the dates stated below are as follows:

Fund	June 30, 2021	June 30, 2022	June 30, 2023	Totals
Value Fund	$158,243	$175,817	$203,862	$537,922
Market Neutral Fund	62,226	322,356	336,109	720,691

The Funds have entered into an Investment Company Services Agreement (“Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio investments; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; (j) maintaining shareholder account records; and, (k) Chief Compliance Officer services.

For the year ended June 30, 2020, the Funds accrued fees pursuant to the Services Agreement as follows:

Fund	Services Agreement Fees Accrued
Value Fund	$116,839
Market Neutral Fund	178,982

48www.cogniosfunds.com

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

Certain officers and an Interested Trustee of the Trust are also employees or officers of M3Sixty.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”). Pursuant to the Distribution Agreement, the Distributor will provide distribution services to the Funds. The Distributor serves as underwriter/distributor of the Funds.

The Funds have adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class shares. Under the Plan, the Funds may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Funds’ shares, or for other expenses associated with distributing the Funds’ shares. The Funds may expend up to 0.25% for Investor Class shares of a Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

For the year ended June 30, 2020, the Funds accrued 12b-1 expenses attributable to Investor Class shares as follows:

Fund	12b-1 Fees Accrued
Value Fund	$2,289
Market Neutral Fund	32,727

6.SPECIAL CUSTODY AND PLEDGE AGREEMENT

The Value Fund may use borrowings for investment purposes. In determining when and to what extent to employ borrowing (i.e., leverage), the Adviser will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. These loans may be structured as secured or unsecured loans, and may have fixed or variable interest rates. The Value Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Value Fund will only engage in borrowing when the Adviser believes the return from the additional investments will be greater than the costs associated with the borrowing.

Effective May 7, 2018, the Value Fund entered into a Special Custody and Pledge Agreement (the “Pledge Agreement”) with BNP Paribas Securities Corp. and MUFG Union Bank, N.A. to facilitate extensions of credit. As of June 30, 2020, cash and portfolio securities valued at $14,953,528 were held in escrow by the custodian as collateral for extensions of credit made to the Fund. Borrowings under the Pledge Agreement bear interest at the bank’s prime rate plus 1.25%. The rate in effect at June 30, 2020 was 1.33%. For the year ended June 30, 2020, the average borrowings and interest rate under the Pledge Agreement were $8,619,628 and 2.54%, respectively. As of June 30, 2020, the amount due to the broker was $3,806,083 which consisted of a borrowing balance of $3,797,469, which represented 25.08% of the Value Fund’s total assets, and $8,614 of interest expense.

Annual Report | June 30, 202049

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

7.TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments and securities sold short at June 30, 2020 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Value Fund	$15,624,009	$975,476	$(1,655,616)	$(680,140)
Market Neutral Fund	13,336,263	5,595,857	(5,763,319)	(167,462

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Funds is attributable primarily to the tax deferral of losses on wash sales, tax classifications of certain investments and the tax treatment of the cost of securities received as in-kind subscriptions and distributed as in-kind redemptions.

As of June 30, 2020, the Funds most recent fiscal year end, the components of distributable earnings presented on an income tax basis were as follows:

Fund	Deferred Post-October and Late Year Loss	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation	Total Accumulated Deficit
Value Fund	$(617,996)	$—	$193,553	$—	$(680,140)	$(1,104,583)
Market Neutral Fund	(5,188,250)	—	—	—	(167,462)	(5,355,712)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred Post-October and Late Year Loss” above. As of June 30, 2020, the Funds elected to defer losses as follows:

Fund	Post-October Capital Losses	Post-December Net Investment Losses
Value Fund	$617,996	$—
Market Neutral Fund	4,841,585	346,665

As of June 30, 2020, the Funds had no capital loss carryforwards for federal income tax purposes available to offset future capital gains.

50www.cogniosfunds.com

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

In accordance with GAAP, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present total distributable earnings and paid-in capital on a tax basis which is considered to be more informative to the shareholder. The reclassifications listed below are as a result of differing book/tax treatment of capital gains from sales of investments received from in-kind subscriptions, net operating loss, REIT adjustments and dividends on securities sold short. As of June 30, 2020, the Funds recorded reclassifications to increase (decrease) the capital accounts as follows:

Fund	Total Distributable Earnings	Paid-in Capital
Value Fund	$—	$—
Market Neutral Fund	203,004	(203,004)

The tax character of distributions paid by the Funds during the year ended June 30, 2020 were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Value Fund	$1,209,901	$771,689
Market Neutral Fund	—	—

The tax character of distributions paid by the Funds during the year ended June 30, 2019 were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Value Fund	$2,740,586	$862,860
Market Neutral Fund	—	—

8.BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting interest creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2020, the Value Fund and Market Neutral Fund had omnibus shareholder accounts which amounted to more than 25% of the total shares outstanding of each respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Funds.

9.COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Annual Report | June 30, 202051

Cognios Funds

Notes to the Financial StatementsJune 30, 2020

10. RECENT MARKET EVENTS

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel and border restrictions, quarantines, curfews and restrictions on large gatherings, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations and supply chain disruptions, which have caused lower consumer demand of a wide range of products and services and disruptions in manufacturing and supply chains, as well as general concern and uncertainty. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The spread of COVID-19 has adversely affected the economies of many nations and the entire global economy, in general. The full extent of the impact of COVID-19 on the Funds’ performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak.

11.SUBSEQUENT EVENTS

During the period subsequent to fiscal year end, the Cognios Large Cap Value Fund’s net assets decreased by 89.3% primarily due to net redemptions of $11,363,366.

On August 24, 2020, the Adviser signed a non-binding Letter of Intent (“LOI”) to assign the New Advisory Agreement to another investment adviser for consideration. The assignment, if effective, would result in the automatic termination of the New Advisory Agreement, the Adviser expects to present the proposed assignment to the Board by September 30, 2020, along with a recommendation to appoint the other investment adviser as the interim investment adviser to the Funds for no more than 150 days (the “Interim Period”), while the Adviser will become the interim investment sub-adviser to the Funds during the Interim Period (the “Proposal”). Under the Proposal, there would be no change in the investment objectives, strategies, or risks of the Funds. If the Board approves the Proposal, then the Board and shareholders of the Funds will need to approve the new investment advisory agreement and the sub-advisory agreement with the Adviser before the Interim Period expires.

Management has evaluated the impact of all subsequent events of the Funds through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

52www.cogniosfunds.com

Cognios Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of M3Sixty Funds Trust
and the Shareholders of Cognios Large Cap Value Fund
and Cognios Market Neutral Large Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cognios Large Cap Value Fund and Cognios Market Neutral Large Cap Fund, each a series of shares of beneficial interest in M3Sixty Funds Trust (the “Funds”), including the schedules of investments, as of June 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for Cognios Large Cap Value Fund for the period October 3, 2016 through June 30, 2017 were audited by other auditors, whose report dated August 29, 2017, expressed an unqualified opinion on such financial highlights. The financial highlights for Cognios Market Neutral Large Cap Fund for the three-year period ended September 30, 2017 were audited by other auditors, whose report dated November 29, 2017, expressed an unqualified opinion on such financial highlights.

Fund	Financial Highlights Presented
Cognios Large Cap Value Fund	For each of the years in the three-year period ended June 30, 2020
Cognios Market Neutral Large Cap Fund	For each of the years in the two-year period ended June 30, 2020 and the period from October 1, 2017 through June 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Annual Report | June 30, 202053

Cognios Funds

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M3Sixty Funds Trust since 2018.

Philadelphia, Pennsylvania
August 31, 2020

54www.cogniosfunds.com

Cognios Funds

Additional InformationJune 30, 2020 (Unaudited)

1.PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-553-4233; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-888-553-4233; and on the Commission’s website at http://www.sec.gov.

2.PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT will be available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prior to March 31, 2020, the Funds filed their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.

3.SHAREHOLDER TAX INFORMATION

The tax character of distributions paid by the Value Fund during the year ended June 30, 2020, were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Value Fund	$2,740,586	$862,860

There were no distributions paid by the Market Neutral Fund during the year ended June 30, 2020.

Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisors.

Annual Report | June 30, 202055

Cognios Funds

Additional InformationJune 30, 2020 (Unaudited)

4.SPECIAL MEETING OF SHAREHOLDERS

On April 3, 2020, a Special Meeting of Shareholders of the Funds was held for the purpose of voting on the following proposals:

1.To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies, LLC.

2.To approve the new expense limitation agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies LLC.

3.To approve Quantitative Value Technologies LLC’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.

4.To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The total number of shares of the Trust present in person or by proxy represented approximately 70.76% of the Value Fund’s shares and 58.06% of Market Neutral Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Funds voted to approve all Proposals as follows:

Value Fund:	For	Against	Abstain
Proposal 1	2,089,207	—	53
Proposal 2	2,089,207	—	53
Proposal 3	2,086,682	2,521	57
Proposal 4	2,089,207	—	53

Market Neutral Fund:	For	Against	Abstain
Proposal 1	3,674,556	2,085	74,565
Proposal 2	3,674,558	2,085	74,564
Proposal 3	3,671,188	5,454	74,564
Proposal 4	3,389,676	263,817	97,712

56www.cogniosfunds.com

Cognios Funds

Trustees and OfficersJune 30, 2020 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. The Statement of Additional Information of the Trust includes additional information about the Funds’ Trustees and is available upon request, without charge, by calling 888-553-4233.

Following are the Trustees and Officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Kelley J. Brennan - 1942	Trustee	Since 2015	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm) (1981–2002).	Three	None
Steven D. Poppen - 1968	Trustee	Since 2015	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999 to present).	Three	360 Funds Trust (7 portfolios) (2018– present); FNEX Ventures (2018–present)
Tobias Caldwell - 1967	Trustee	Since 2016

Managing Member, Genovese Family Enterprises, LLC (family office) (1999–present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-9/2019); Manager Member, Bear Properties, LLC (real estate firm) (2006–present).

Three

AlphaCentric Prime Meridian Income Fund (2018–present); Strategy Shares (2016–present) (3 funds); Mutual Fund & Variable Insurance Trust (2010–present) (13 funds); Mutual Fund Series Trust, comprised of 40 funds (2006–present)

Annual Report | June 30, 202057

Cognios Funds

Trustees and Officers (continued)June 30, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Randall K. Linscott - 1971	Trustee and President	Since 2015

Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Managing Member, M3Sixty Holdings, LLC, (2011–present); Division Vice President, Boston Financial Data Services, (2005–2011).

				Three	360 Funds (7 portfolios)

*The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Name and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
András P. Teleki - 1971	Chief Compliance Officer and Secretary	Since 2016

Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC, and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, 360 Funds (2015–present); Chief Compliance Officer and Secretary, WP Trust (2016–present); Secretary, Monteagle Funds (2015–2016); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–2016); Partner, K&L Gates, (2001–2015).

				N/A	N/A

58www.cogniosfunds.com

Cognios Funds

Trustees and Officers (continued)June 30, 2020 (Unaudited)

Name and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Larry E. Beaver, Jr. - 1969**	Assistant Treasurer	Since 2017

Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005–2017); Assistant Treasurer, 360 Funds (July 2017–present); Assistant Treasurer, WP Funds Trust (July 2017–Present); Chief Accounting Officer, Amidex Funds, Inc. (2003–2020); Assistant Treasurer, Capital Management Investment Trust (July 2017–2019); Treasurer, 360 Funds (2007–July 2017); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–July 2017); Treasurer, WP Trust (2015–July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).

				N/A	N/A

Annual Report | June 30, 202059

Cognios Funds

Trustees and Officers (continued)June 30, 2020 (Unaudited)

Name and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Brandon J. Byrd - 1981	Assistant Secretary and Anti-Money Laundering (“AML”) Officer Vice President	Since 2015 Since 2018

Chief Operating Officer, M3Sixty Administration LLC (2012–present); Chief Operations Officer, Matrix Capital Group, Inc. (2015–present); Assistant Secretary and Assistant Treasurer, WP Trust (2016–present); Assistant Secretary and AML Compliance Officer, 360 Funds (2013–present); Assistant Secretary and AML Compliance Officer, Monteagle Funds (2013–2016).

				N/A	N/A
John H. Lively - 1969	Assistant Secretary	Since 2017	Managing Partner, Practus, LLP (law firm) (2010–present).	N/A	N/A
Ted L. Akins - 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012–present).	N/A	N/A
Bo J. Howell - 1981	Assistant Secretary	Since 2020	Partner, Practus LLP (2018 to present); CEO of Joot (2018 to present); Director of Fund Administration, Ultimus Fund Solutions, LLC (2014 to 2018).	N/A	N/A

**Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

60www.cogniosfunds.com

Cognios Funds

Trustees and Officers (continued)June 30, 2020 (Unaudited)

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $5,000 each year (paid quarterly), plus a fee of $1,500 per Fund each year (paid quarterly), and $200 per Fund per Board or committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Series of the M3Sixty Funds Paid to Trustees[2]
Independent Trustees
Kelley Brennan	$4,467	None	None	$13,400
Steve Poppen	4,467	None	None	13,400
Tobias Caldwell	4,467	None	None	13,400
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers three (3) series of shares.

2Figures are for the year ended June 30, 2020.

Annual Report | June 30, 202061

Cognios Funds

Board Approval of the Investment Advisory Agreement for the Cognios Large Cap
Value Fund and the Cognios Market Neutral Large Cap Fund (Unaudited)

At a meeting held on February 12, 2020, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement between the Trust and Quantitative Value Technologies, LLC (“QVT”) in regard to the Cognios Large Cap Value Fund (the “Large Cap Value Fund”) and Cognios Market Neutral Large Cap Fund (the “Market Neutral Fund,” together with the Large Cap Value Fund, the “Cognios Funds”) (the “Advisory Agreement”).

The Board reflected on its discussions regarding the proposed Advisory Agreement, the proposed expense limitation arrangements, and the services that QVT would provide to the Cognios Funds. Counsel referred to the materials that had been provided in connection with the approval of the Advisory Agreement and reviewed the types of information and factors that the Board should consider, including the following material factors: (i) the nature, extent, and quality of the services to be provided by QVT; (ii) the investment performance of the Cognios Funds; (iii) the costs of the services to be provided and profits to be realized by QVT from the relationship with the Cognios Funds; (iv) the extent to which economies of scale would be realized as the Cognios Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the shareholders; and (v) QVT’s practices regarding possible conflicts of interest and other benefits derived by it.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by Cognios Capital, LLC (“Cognios Capital”), which has the same portfolio management team as QVT, as well as information specifically provided during the approval process, including at the Meeting. The Board was provided with information and reports relevant to the approval of the Advisory Agreement, including: (i) information regarding the services and support provided to the Cognios Funds and their shareholders by Cognios Capital, which would carry over to QVT; (ii) quarterly assessments of the investment performance of the Cognios Funds from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Cognios Funds’ management addressing QVT’s investment philosophy, investment strategy, personnel, and operations, including a comparison of Cognios Capital and QVT; (v) compliance and audit reports concerning the Cognios Funds and Cognios Capital; (vi) disclosure information contained in the registration statement for the Cognios Funds and the Form ADV of QVT; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about QVT, including financial information, information on investment advice and summaries of anticipated expenses for the Cognios Funds, and information on QVT’s compliance program; (ii) comparative expense and performance information of the Cognios Funds’ peer group and category; (iii) the anticipated effect of size on the Cognios Funds’ performance and expenses; and (iv) benefits to be realized by QVT from its relationship with the Trust and the Cognios Funds.

62www.cogniosfunds.com

Cognios Funds

Board Approval of the Investment Advisory Agreement for the Cognios Large Cap
Value Fund and the Cognios Market Neutral Large Cap Fund (Unaudited)(continued)

The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weights to the various factors. In deciding whether to approve the QVT, the Trustees considered numerous factors, including:

1.The nature, extent, and quality of the services to be provided by QVT.

The Board considered the responsibilities that QVT would have under the Advisory Agreement for each Cognios Fund. The Board reviewed the services to be provided by QVT to the Cognios Funds including, without limitation: Cognios Capital and QVT’s processes for formulating investment recommendations and assuring compliance with the Cognios Funds’ investment objectives and limitations; its coordination of services among the Cognios Funds’ service providers; and the anticipated efforts to promote the Cognios Funds, grow their assets, and assist in the distribution of their shares. The Board considered: The QVT’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance program, policies, and procedures. The Board noted that there would be no change to the investment objectives or strategies of the Cognios Funds, and the portfolio management team of QVT includes both Jonathan C. Angrist and Brian J. Machtley. The Board also considered QVT’s trading processes, which would most likely result in slight increases in the transaction costs of the Cognios Fund. In considering these new processes, the Board noted that QVT represented its belief that the new process would result in better execution service, business continuity, asset coverage, and liquidity. The Board further noted that QVT represented that its new process meets its duty to obtain the best execution for the Cognios Funds. Finally, the Board noted that based on information provided by QVT, including its responses to questions asked during the meeting, the new transaction costs were still competitively priced and only slightly higher than the rates the Cognios Funds previously paid. After reviewing the preceding information, the Board concluded that the nature, extent, and quality of the services to be provided by QVT were satisfactory and adequate for the Funds and consistent with the services that the Cognios Funds currently receive from Cognios Capital.

2.Investment Performance of the Cognios Funds and the portfolio managers.

The Board noted that under the terms of the transaction the portfolio management team of the Funds would remain the same; it noted that this team had been in place since the inception of the Cognios Funds. The Board viewed these as positive factors when considering whether to approve the Advisory Agreement. The Board also considered the past performance of the team and the continuity maintained during the transaction, which allowed the Board to apply the recent performance to its consideration of the Advisory Agreement. In considering the investment performance of the Cognios Funds and the current portfolio managers, the Board compared the short- and long-term performance of the Funds with the performance of their respective benchmark, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices (e.g., Morningstar category means and medians). The Board also considered the consistency of the portfolio managers’ management of the Cognios Funds with their respective investment objectives and policies.

Regarding the Large Cap Value Fund, the Board noted that it had outperformed the Large Value category average and median for the one-year and three-year periods ended December 31, 2019. The Board further considered the performance of the Large Cap Value Fund relative to its benchmark (the S&P 500® Total Return Index), noting that the fund had outperformed for the one year and underperformed for the three years ended December 31, 2019.

Annual Report | June 30, 202063

Cognios Funds

Board Approval of the Investment Advisory Agreement for the Cognios Large Cap
Value Fund and the Cognios Market Neutral Large Cap Fund (Unaudited)(continued)

Regarding the Market Neutral Fund, the Board noted that it had underperformed the Market Neutral category average and median for the year ended December 31, 2019, but had outperformed the category average and media for the three- and five-year periods, each ended December 31, 2019. The Board further considered the performance of the Market Neutral Fund relative to its benchmark (the S&P 500® Total Return Index) and noted that the fund had underperformed for the one, three, and five-year periods ended December 31, 2019.

Based on the preceding, the Board concluded that the investment performance information presented for the Cognios Funds was acceptable at this time.

3.The costs of the services to be provided and profits to be realized by QVT from the relationship with the Cognios Funds.

For this factor, the Board considered: QVT’s staffing, personnel, and operations; its financial condition and the level of commitment by QVT and its principals; the expected asset levels of the Cognios Funds; and the projected overall expenses of the Cognios Funds. The Board considered financial information of QVT and discussed its financial stability and productivity.

The Board considered the fees and expenses of the Cognios Funds relative to their respective peer group and category. The Board noted that the management fee for the Cognios Funds was above the applicable category average and median, but well within the category range. The Board considered that the net expense ratio of the Funds’ institutional classes was above the category average and median. In considering the management fee and total operating expenses, the Board noted the relatively small size of the Cognios Funds compared to the average and median fund size in the category. The Board further noted that QVT’s management fee is the same as the current management fee.

The Board also considered the fees that QVT charges on other accounts that have a similar strategy to the Cognios Funds, which were comparable to the management fee paid by the Cognios Funds. Following this analysis and upon further consideration and discussion, the Board concluded that the fees of QVT were fair and reasonable.

4.The extent to which economies of scale would be realized as the Cognios Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Cognios Funds’ investors.

The Board considered the Cognios Funds’ fee arrangements with Cognios Capital and the proposed arrangements QVT. The Board determined that although the management fee would stay the same as asset levels increased, the shareholders of the Cognios Funds would benefit from the expense limitation arrangement for the Cognios Funds. The Board noted that while a breakpoint schedule in an advisory agreement could be beneficial, such a feature to the fee schedule only had benefits if the fund’s assets were enough to realize the effect of the breakpoint. The Board noted that obtaining lower expenses for the shareholders of the Cognios Funds would be realized immediately with the expense limitation arrangements, which the New Adviser agreed to maintain through at least October 31, 2021. The Board noted that the assurance that the expense limitation arrangements in place were of value to those Cognios Funds. In considering the economies of scale, the Board noted that the assets of the Cognios Funds were at such levels that the expense limitation arrangements currently were providing benefits to the respective Cognios Fund’s shareholders.

64www.cogniosfunds.com

Cognios Funds

Board Approval of the Investment Advisory Agreement for the Cognios Large Cap
Value Fund and the Cognios Market Neutral Large Cap Fund (Unaudited)(continued)

The Board also noted that the Cognios Funds would benefit from economies of scale under its agreements with some of its service providers other than QVT as fees that were in place with those other service providers were either fixed or essentially semi-fixed. The Board noted that QVT’s personnel had secured these arrangements with the other service providers on behalf of the Cognios Funds. Following further discussion of the Cognios Funds’ expected asset levels, expectations for growth and levels of fees, the Board determined that the Cognios Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangements provided potential savings or protection for the benefit of the Cognios Funds’ investors.

5.Possible conflicts of interest and benefits derived by QVT.

In considering QVT’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Cognios Funds; the basis of decisions to buy or sell securities for the Cognios Funds; and the substance and administration of QVT’s code of ethics. The Board noted that Cognios Capital and QVT have the same chief compliance officer and compliance program. Based on the preceding, the Board determined that QVT’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. Finally, the Board noted the conflict of interest related to QVT’s new trading processes, which would ease QVT’s trading operations while slightly increasing transaction costs for the Cognios Fund. The Board noted that the new processes provided some benefits to the Cognios Funds and still satisfied QVT’s obligations related to best execution. Finally, the Board noted that while the new trading procedures benefited QVT, some of those benefits would also apply to the Cognios Funds, and the overall price paid by the Cognios Funds was still competitive with market rates.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the Cognios Funds was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the Cognios Funds.

M3SIXTY FUNDS TRUST

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Quantitative Value Technologies, LLC

7900 College Blvd

Suite 124

Overland Park, Kansas 66210

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

MUFG Union Bank®, N.A.

350 California Street

20th Floor

San Francisco, CA 94104

Must be accompanied or preceded by a prospectus.

The Cognios Funds are distributed by ALPS Distributors, Inc.

F/m Investments Large Cap Focused Fund

(formerly, Cognios Large Cap Growth Fund)

Investor Class Shares (Ticker Symbol: IAFMX)
Institutional Class Shares (Ticker Symbol: IAFLX)

A series of the

M3Sixty Funds Trust

ANNUAL REPORT

June 30, 2020

Investment Adviser:

F/M Investments LLC
3050 K Street, NW
Suite W-170
Washington, DC 20007

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the F/m Investments Large Cap Focused Fund’s (the “Fund”) shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request.

Dear Shareholder,

Thank you for investing with F/m Investments and Integrated Alpha. We hope that you and your loved ones are well through an extraordinary time and adapting to the ever changing medical and social guidance stemming from the Covid-19 global health pandemic.

This Annual Report covers the F/m Investments Large Cap Focused Fund (“the Fund”) for the fiscal year ending June 30, 2020. We appreciate this opportunity to offer insight into the Fund’s investment strategy and our perspective on recent performance and current market conditions. We also share an update regarding recent developments with the Fund’s management.

Important Fund Update

On February 1, 2020, F/m Investments LLC (“FMI”) was appointed the Fund’s adviser. Francisco Bido, the Fund’s portfolio manager at its predecessor firm, joined FMI as SVP, Portfolio Manager. Francisco operates within a new subsidiary, in which he shares equity ownership, called Integrated Alpha Investments. Francisco continues to manage the Fund and was joined by Alexander Morris as a co-portfolio manager. The investment strategy, underlying technology, and objectives have been maintained without alteration. Operations were assumed by FMI’s institutional trade desk and support infrastructure.

The Fund’s name was changed to the “F/m Investments Large Cap Focused Fund” to better reflect its objective as a concentrated portfolio targeting momentum growth. Tickers were also updated: the Institutional Class Shares trade under “IAFLX” and the Investor Class Shares trade under “IAFMX.” The Fund also changed its primary benchmark from the Russell 1000® Total Return Index (“Russell 1000®”)to the S&P 500® Total Return Index (“S&P 500®”). In addition, the Fund dropped the Russell 1000® Growth Total Return Index (“Russell 1000® Growth”) as a secondary benchmark. We believe the proposed changes better reflect an accurate relative measure of the Fund’s investment methodology.

About FMI

FMI is a specialist in supporting and growing boutique investment management firms. We are thrilled to welcome Francisco to our family and look forward to deploying our business, operations, and marketing experience and resources to grow the Fund, and the new Integrated Alpha brand, with him.

About the Fund

The Fund invests in companies that have accelerating revenue and earnings growth complemented by confirming price momentum by combining proven quantitative and traditional investment practices into a rigorous framework empowering highly systematic and adaptable alpha capture. We call this proprietary process, a combination of quantitative selection and discretionary overlay: QuantActive™. The quantitative process is driven by two proprietary scores, a fundamental score that measures growth in company fundamentals and a technical score that measures price momentum.

Our investment process is focused on building a robust and tempered investment portfolio that may include stocks that fall outside of the classic growth stock classification yet exhibit growth characteristics and price response. This style-agnostic approach enables us to navigate all market environments, regardless of prevailing trends. This flexibility was particularly important as we responded to the unprecedented impact of Covid-19 on markets, which produced definite winners and losers that quantitative models build on historical data would not likely have identified.

Performance Update

During the fiscal year ended June 30, 2020, the total return for Institutional Class Shares (“IAFLX”) was 23.84% and the total return for the Investor Class Shares (“IAFMX”) was 23.56%. IAFLX outperformed the Russell 1000® by 16.36%, the S&P 500® by 16.33%, and the Russell 1000® Growth by 0.56% during the year.

The trailing twelve-month period rewarded our investment approach, despite (a) shocks to global markets, sudden changes to economic policy, and a rise in unemployment, (b) continued uncertainty about global, and more germane to the Fund, domestic economic prospects, and (c) equity markets continuing to achieve all-time highs. Many of the Fund’s strongest performing stocks have been so-called “stay at home” stocks that weathered February and March 2020 well. We buoyed the portfolio with a strategic cash allocation, tempering downside and enabling us to nimbly add bargains to the portfolio.

Our quantitative factors travelled friendly waters for much of the past year, though they were not always calm. The Fund maintains an active weight to IT relative to its benchmarks. This paid off handsomely overall despite occasional but short-lived “value rallies.” The QuantActive™ process detected securities benefitting from these periodic events. We are pleased to see that the traditional core and value names we added to the Fund provided immediate and lasting positive contribution.

Relative to a purely quantitative strategy, our approach thrives on its ability to better navigate periods when our quantitative factors are out of favor, potentially mitigating downside risk of the Fund. This is critical for long term success. The active component of our investment process focuses on names that still fit the investment style, exhibit growth characteristics and provide the best opportunities given the current market conditions. By incorporating this active component into our process, we are able to better monitor the portfolio for macro risks, potentially insulating the portfolio from some of the effects of a full market correction. Essentially, we are not as concerned about short periods of factor rotations as we expect to maintain strong relative performance by holding high quality companies that align with our philosophy, and based on our analyses, still have room for share price growth.

From a macro perspective, the world is still trying to understand the short- and long-term ramifications of Covid-19 and unprecedented central bank stimulus. At the same time, the U.S. markets experienced the shortest (yet) bear market followed by a near immediate return to bull market status. Equity markets across the globe benefitted from the overwhelming response, particularly the Federal Reserve’s stabilization of currency markets through its near limitless liquidity support of short term credit markets. Specific to the U.S., the Federal Reserve’s interest rate slashes (to effectively zero) sent investors looking for yield further down cap tables, benefiting the Fund. Additionally, the Federal Reserve paired its mixed to glum outlook with a tacit (at times almost explicit) commitment to support markets. This so-called “Fed put” has reassured equity markets and, in our view, fueled the continued appreciation.

Market drivers seem to have shifted almost entirely to be driven by Covid-19 related factors. Everything from shared office space to ride sharing, previously the “sure bets” to reform how we live, work, and invest, have been crippled. The resulting rethink around how we interact with one another, along with stubbornly high unemployment, has shaken how most firms’ prospects are viewed. Internationally, short-term dollar weakness on the back of fiscal policy has created opportunity for U.S. firms to expand product sales abroad. We also expect continued volatility as the U.S. Presidential election – already fraught with new concerns and mudslinging – will likely roil markets. We have no view on whether the markets have priced in a specific outcome, and will remain true to our process to optimize alpha capture during any price dislocation.

In periods of time where corporate earnings and revenues are decreasing, or decelerating, we expect the Fund to underperform relative to its benchmark. The trade war has made such a period even more interesting. This short-term relative underperformance is, of course, undesired but we strongly believe that over time our investment process can make up small relative deficits.

As previously mentioned, the recent market conditions highlight the importance of the dual nature of our QuantActive™ investment process and risk management framework, which are adept at navigating unusual, or less favorable, market conditions for the Fund.

Since the Fund’s inception, it has maintained an active exposure to Information Technology which continues to have the largest contribution to the Fund’s performance over the period. This is consistent with our view of a well-built portfolio the largest active weights contributing more meaningfully to performance than sectors or positions with less active, or no active, weight.

Sincerely,

Francisco Bido	Alexander Morris

F/m Investments Funds	ANNUAL REPORT

Portfolio Update
June 30, 2020 (Unaudited)

Performance (as of June 30, 2020)	One Year	Since Inception (a)
F/m Investments Large Cap Focused Fund Investor Class shares	23.56%	18.96%
F/m Investments Large Cap Focused Fund Institutional Class shares	23.84%	19.23%
S&P 500® Total Return Index (b)	7.51%	12.35%
S&P 500® Growth Total Return Index (c)	17.75%	17.31%
Russell 1000® Total Return Index (d)	7.48%	12.26%
Russell 1000® Growth Total Return Index (e)	23.28%	19.46%

(a) The F/m Investments Large Cap Focused Fund (the “Focused Fund”) commenced operations on October 3, 2016.

(b) The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c) The S&P 500® Growth Total Return Index is a market capitalization weighted index made up of only the growth stocks that are part of the S&P 500® Total Return Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(d) The Russell 1000® Total Return Index measures the performance of the large-cap segment of the U.S. equity universe and consists of the largest 1000 companies in the Russell 3000 Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(e) The Russell 1000® Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The Fund changed its primary benchmark from the Russell 1000® Total Return Index to the S&P 500® Total Return Index and also changed its secondary benchmark from the Russell 1000® Growth Total Return Index to the S&P 500® Growth Total Return Index in order to better reflect an accurate relative measure of the Fund’s performance.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 888-553-4233.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index and the S&P 500® Growth Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the F/m Investments Large Cap Focused Fund, which will generally not invest in all the securities comprising each index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated April 20, 2020 for the Focused Fund were as follows:

F/m Investments Large Cap Focused Fund Investor Class Shares, gross of fee waivers or expense reimbursements	1.43%
F/m Investments Large Cap Focused Fund Investor Class Shares, after fee waivers or expense reimbursements	1.15%
F/m Investments Large Cap Focused Fund Institutional Class Shares, gross of fee waivers or expense reimbursements	1.18%
F/m Investments Large Cap Focused Fund Institutional Class Shares, after fee waivers or expense reimbursements	0.90%

F/m Investments LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and reimburse expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% through at least October 31, 2021. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the date when the waiver or reimbursement occurred, if the Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date. Total Gross Operating Expenses (Annualized) during the year ended June 30, 2020 were 1.50% and 1.25% for the Focused Fund’s Investor Class shares and Institutional Class shares, respectively. Please see the Disclosure of Fund Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for expense related disclosures during the year ended June 30, 2020.

F/m Investments Funds	ANNUAL REPORT

Portfolio Update (continued)
June 30, 2020 (Unaudited)

(1)       The minimum initial investment for the F/m Investments Large Cap Focused Fund, Investor Shares is $1,000.

(2)       The minimum initial investment for the F/m Investments Large Cap Focused Fund, Institutional Shares is $100,000.

The graphs shown above represent historical performance of hypothetical investments of $10,000 in the F/m Investments Large Cap Focused Fund’s Investor Shares and $100,000 in the F/m Investments Large Cap Focused Fund’s Institutional Shares since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

F/m Investments Funds	ANNUAL REPORT
Portfolio Update (continued)
June 30, 2020 (Unaudited)

The Focused Fund’s principal investment objective is long-term growth of capital. The Focused Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depositary Receipts (“ADR’s”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the Russell 1000® Index.

Sector Allocation of Portfolio Holdings (% of Net Assets)*
Communications	11.99%
Consumer, Cyclical	5.66%
Consumer, Non-Cyclical	17.16%
Financials	3.45%
Industrials	3.59%
Technology	52.33%
Cash, Cash Equivalents, & Other Net Assets	5.82%
TOTAL	100.00%

Top Ten Portfolio Holdings (% of Net Assets)*
Microsoft Corp.	9.59%
Apple, Inc.	9.04%
Amazon.com, Inc.	7.61%
Adobe, Inc.	4.23%
Advanced Micro Devices, Inc.	4.13%
DocuSign, Inc.	3.80%
NVIDIA Corp.	3.75%
Lam Research Corp	3.52%
Splunk, Inc.	3.50%
Tesla, Inc.	3.10%

* The percentages in the above tables are based on the portfolio holdings of the Focused Fund as of June 30, 2020 and are subject to change. For a detailed break-out of holdings by industry, please refer to the Schedule of Investments.

F/m Investments Funds	ANNUAL REPORT
Disclosure of Fund Expenses - (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the Period from 01/01/20 through 06/30/20

Focused Fund:	Beginning Account Value (01/01/2020)	Annualized Expense Ratio for the Period	Ending Account Value (06/30/2020)	Expenses Paid During Period
Actual Fund Return (in parentheses)
Investor Class Shares (+13.73%)	$1,000.00	1.15%	$1,137.30	$6.11	(a)
Institutional Class Shares (+13.92%)	$1,000.00	0.90%	$1,139.20	$4.79	(a)
Hypothetical 5% Fund Return
Investor Class Shares	$1,000.00	1.15%	$1,019.10	$5.77	(a)
Institutional Class Shares	$1,000.00	0.90%	$1,020.40	$4.52	(a)

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

For more information on the Funds’ expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 888-553-4233. Please read it carefully before you invest or send money.

F/m Investments Funds
F/m Investments Large Cap Focused Fund	ANNUAL REPORT

Schedule of Investments

June 30, 2020

	Shares	Fair Value

COMMON STOCK - 94.18%

Communications - 11.99%
Alphabet, Inc. - Class A (a)	943	$1,337,221
Amazon.com, Inc. (a)	1,465	4,041,671
Charter Communications, Inc. - Class A (a)	1,943	991,008
		6,369,900
Consumer, Cyclical - 5.66%
Tesla, Inc. (a)	1,523	1,644,551
TJX Cos., Inc.	26,960	1,363,098
		3,007,649
Consumer, Non-cyclical - 17.16%
Exact Sciences Corp. (a)	18,102	1,573,788
Horizon Therapeutics PLC (a)	23,428	1,302,128
Kroger Co.	47,620	1,611,937
MarketAxess Holding, Inc.	1,548	775,424
Masimo Corp. (a)	4,600	1,048,754
Procter & Gamble Co.	11,628	1,390,360
Thermo Fisher Scientific, Inc.	3,894	1,410,952
		9,113,343
Financials - 3.45%
Goldman Sachs Group, Inc.	4,905	969,326
Morgan Stanley	17,879	863,556
		1,832,882
Industrials - 3.59%
Keysight Technologies, Inc. (a)	11,400	1,148,892
Lockheed Martin Corp.	2,082	759,763
		1,908,655
Technology - 52.33%
Activision Blizzard, Inc.	16,073	1,219,941
Adobe, Inc. (a)	5,167	2,249,247
Advanced Micro Devices, Inc. (a)	41,692	2,193,416
Apple, Inc.	13,161	4,801,133
DocuSign, Inc. (a)	11,736	2,021,057
Fiserv, Inc. (a)	9,491	926,511
Lam Research Corp.	5,785	1,871,216
Leidos Holdings Co.	10,013	937,918
Micron Technology, Inc. (a)	22,281	1,147,917
Microsoft Corp.	25,040	5,095,890
NVIDIA Corp.	5,240	1,990,728
RingCentral, Inc. - Class A (a)	5,205	1,483,477
Splunk, Inc. (a)	9,353	1,858,441
		27,796,892

TOTAL COMMON STOCK (Cost $36,694,021)		50,029,321

SHORT-TERM INVESTMENTS - 5.79%
Goldman Sachs Financial Square Government Fund, 0.00%(b)	3,076,965	3,076,965

TOTAL SHORT-TERM INVESTMENTS (Cost $3,076,965)		3,076,965

TOTAL INVESTMENTS (Cost $39,770,986) - 99.97%		$53,106,286
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.03%		14,285
NET ASSETS - 100%		$53,120,571

Percentages are stated as a percent of net assets.

(a) Non-income producing security

(b) Rate shown represents the 7-day effective yield at June 30, 2020, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds

Statement of Assets and Liabilities

June 30, 2020	ANNUAL REPORT

F/m Investments Large Cap Focused Fund
Assets:
Total Investments, at cost	$39,770,986
Investments, at value	$53,106,286
Cash and cash equivalents	22,122
Due from adviser	14,989
Receivables:
Interest	2
Dividends	7,510
Prepaid expenses	4,549
Total assets	53,155,458

Liabilities:

Payables:
Accrued distribution (12b-1) fees	3,272
Due to administrator	12,554
Accrued expenses	19,061
Total liabilities	34,887
Net Assets	$53,120,571

Sources of Net Assets:
Paid-in capital	$38,435,342
Total distributable earnings	14,685,229
Total Net Assets	$53,120,571

Investor Class Shares:
Net assets	$11,157,408
Shares Outstanding ($0 par value, unlimited shares of beneficial interest authorized)	701,835
Net Asset Value, Offering and Redemption Price Per Share	$15.90

Institutional Class Shares:
Net assets	$41,963,163
Shares Outstanding ($0 par value, unlimited shares of beneficial interest authorized)	2,629,177
Net Asset Value, Offering and Redemption Price Per Share	$15.96

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds

Statement of Operations

June 30, 2020	ANNUAL REPORT

F/m Investments Large Cap Focused Fund

For the Year Ended June 30, 2020

Investment income:
Dividends	$427,961
Interest	6,958
Total investment income	434,919

Expenses:
Advisory fees (Note 5)	331,831
Distribution (12b-1) fees - Investor Class	24,542
Accounting and transfer agent fees and expenses	135,026
Trustee fees and expenses	26,411
Compliance officer fees	18,000
Miscellaneous	17,487
Audit fees	13,000
Legal fees	10,913
Reports to shareholders	10,590
Liquidity program fees	10,290
Custodian fees	10,141
Pricing fees	5,099
Insurance	3,635
Registration and filing fees	2,490
Total expenses	619,455

Less: fees waived and expenses reimbursed by Adviser	(168,274)
Net expenses	451,181

Net investment loss	(16,262)

Realized and unrealized gain:
Net realized gain on:
Investments	2,906,779
Net realized gain on investments	2,906,779

Net change in unrealized appreciation on:
Investments	7,846,040
Net change in unrealized appreciation on investments	7,846,040

Net realized and unrealized gain on investments	10,752,819

Net increase in net assets resulting from operations	$10,736,557

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds

Statements of Changes in Net Assets

June 30, 2020	ANNUAL REPORT

	F/m Investments Large Cap Focused Fund

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(16,262)	$223,556
Net realized gain on investments	2,906,779	2,152,141
Net change in unrealized appreciation on investments	7,846,040	1,933,783
Net increase in net assets resulting from operations	10,736,557	4,309,480

Distributions to shareholders from:
Total distributable earnings - Investor Class	(422,180)	(476,672)
Total distributable earnings - Institutional Class	(1,754,836)	(1,514,121)
Total distributions	(2,177,016)	(1,990,793)

Capital share transactions (Note 3):
Increase (decrease) in net assets from capital share transactions	(1,021,922)	6,801,131

Increase in net assets	7,537,619	9,119,818

Net Assets:
Beginning of year	45,582,952	36,463,134

End of year	$53,120,571	$45,582,952

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Financial Highlights

June 30, 2020	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	F/m Investments Large Cap Focused Fund

	Investor Class

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017 (a)

Net Asset Value, Beginning of Year/Period	$13.42	$12.98	$11.19	$10.00

Investment Operations:
Net investment income (loss)	(0.03)	0.05	0.03	0.02
Net realized and unrealized gain on investments	3.10	1.05	2.83	1.18
Total from investment operations	3.07	1.10	2.86	1.20

Distributions:
From net investment income	(0.05)	—	(0.04)	(0.01)
From net realized capital gains	(0.54)	(0.66)	(1.03)	—
Total distributions	(0.59)	(0.66)	(1.07)	(0.01)

Net Asset Value, End of Year/Period	$15.90	$13.42	$12.98	$11.19

Total Return (b)	23.56%	9.42%	26.50%	11.98	%(c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$11,157	$9,788	$9,462	$10

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.50%	1.49%	1.76%	3.42	%(d)
After fees waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15	%(d)

Ratio of net investment income (loss):
After fees waived and expenses reimbursed	(0.24)%	0.36%	0.04%	0.30	%(d)

Portfolio turnover rate	139%	230%	221%	286	%(c)

(a)	The Cognios Large Cap Growth Fund commenced operations on October 3, 2016.

(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Investor Class, assuming reinvestment of dividends, if any.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds
Financial Highlights

June 30, 2020	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	F/m Investments Large Cap Focused Fund

	Institutional Class

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017 (a)

Net Asset Value, Beginning of Year/Period	$13.47	$13.02	$11.20	$10.00

Investment Operations:

Net investment income	— (b)	0.07	0.04	0.04
Net realized and unrealized gain on investments	3.11	1.06	2.86	1.17
Total from investment operations	3.11	1.13	2.90	1.21

Distributions:
From net investment income	(0.08)	(0.02)	(0.05)	(0.01)
From net realized capital gains	(0.54)	(0.66)	(1.03)	—
Total distributions	(0.62)	(0.68)	(1.08)	(0.01)

Net Asset Value, End of Year/Period	$15.96	$13.47	$13.02	$11.20

Total Return (c)	23.84%	9.64%	26.84%	12.14	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$41,963	$35,795	$27,001	$4,948

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.25%	1.24%	1.51%	3.17	%(e)
After fees waived and expenses reimbursed	0.90%	0.90%	0.90%	0.90	%(e)

Ratio of net investment income:
After fees waived and expenses reimbursed	0.01%	0.61%	0.29%	0.55	%(e)

Portfolio turnover rate	139%	230%	221%	286	%(d)

(a)	The Cognios Large Cap Growth Fund commenced operations on October 3, 2016.

(b)	Net investment income resulted in less than $0.005 per share.

(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Institutional Class, assuming reinvestment of dividends, if any.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The F/m Investments Large Cap Focused Fund (the “Focused Fund” or the “Fund”), formerly, the Cognios Large Cap Growth Fund is a series of M3Sixty Funds Trust (the “Trust”). The Trust was organized on May 29, 2015 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

The Focused Fund’s investment objectives is long-term growth of capital. The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies.

The Fund has two classes of shares, Investor Class Shares and Institutional Class Shares. The Focused Fund’s Investor Class Shares and Institutional Class Shares commenced operations on October 3, 2016.

Income and realized/unrealized gains or losses are allocated to each class of the Fund on the basis of the net asset value of each class in relation to the net asset value of the Fund.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 946 applicable to investment companies.

a)           Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)           Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required. The Fund recognizes tax benefits of uncertain tax positions only where the position is more-likely-than-not to be sustained assuming examination by tax authorities.

Management has analyzed the Fund’s tax positions taken on all open tax years (tax years ended June 30, 2017, June 30, 2018 and June 30, 2019) and expected to be taken as of and during the year ended June 30, 2020, and has concluded that the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2020, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

c)           Cash and Cash Equivalents – Cash is held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

d)           Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains. There were no reclassifications made during the year ended June 30, 2020.

e)           Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust may be allocated equally across all Funds of the Trust, or to the individual Funds based on each Fund’s relative net assets or another basis (as determined by the Board), whichever method is deemed appropriate as stated in the Trust’s expense allocation policy. Expenses incurred specific to a particular Fund are allocated entirely to that Fund.

f)           Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	INVESTMENT VALUATIONS

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing investments and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

2.	INVESTMENT VALUATIONS (continued)

The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2020:

Categories (a)	Level 1	Level 2	Level 3	Total
Focused Fund:
Assets:
Common Stocks (b)	$50,029,321	—	—	$50,029,321
Short-Term Investment	3,076,965			3,076,965
Total Investments in Securities	$53,106,286	—	—	$53,106,286

(a)            As of and during the year ended June 30, 2020, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)            All common stock held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedule of Investments.

The Fund recognizes transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels during the year ended June 30, 2020.

3.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock during the year ended June 30, 2020 for the Fund were as follows:

Focused Fund:	Sold	Redeemed	Reinvested	Net Decrease
Investor Class Shares
Shares	31,157	(89,557)	30,637	(27,763)
Value	$451,728	$(1,265,198)	$422,180	$(391,290)
Institutional Class Shares
Shares	165,393	(321,611)	127,070	(29,148)
Value	$2,181,529	$(4,566,997)	$1,754,836	$(630,632)

Transactions in shares of capital stock during the year ended June 30, 2019 for the Fund were as follows:

Focused Fund:	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Investor Class Shares
Shares	40,042	(81,460)	41,960	542
Value	$526,774	$(1,061,868)	$476,672	$(58,422)
Institutional Class Shares
Shares	1,025,355	(574,154)	132,934	584,135
Value	$13,153,465	$(7,808,033)	$1,514,121	$6,859,553

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

4.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2020 aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales (Long-Term)
Focused Fund	$64,068,400	$69,054,754

There were no government securities purchased or sold during the year.

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund had entered into an Investment Advisory Agreement (the “Former Advisory Agreement”) with the Cognios Capital, LLC (the “Former Adviser”). Pursuant to the Former Advisory Agreement, the Former Adviser managed the Fund’s operations and investments in accordance with the stated policies of the Fund. At a meeting of the Board held on January, 22, 2020, the Former Adviser notified the Board that it was going to assign the Former Advisory Agreement to the Adviser, which would result in the automatic termination of the agreement.. At the same meeting, the Board, including the Independent Trustees, approved an Interim Advisory Agreement with the Adviser that became effective on February 1, 2020. As compensation for the investment advisory services provided to the Fund, during the period from July 1, 2019 through January 31, 2020, the Former Adviser received a monthly management fee equal to an annual rate of the Fund’s net assets as follows:

Fund	Management Fee Rate	Management Fees Accrued
Focused Fund	0.70%	$197,313

At a meeting held on February 12, 2020, the Board, including the Independent Trustees, considered and approved a new Investment Advisory Agreement (the “Advisory Agreement’) between the Trust and the Adviser in regard to the Focused Fund. The Advisory Agreement was then approved by shareholders at a Special Meeting held on April 10, 2020. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund beginning on February 1, 2020. As compensation for the investment advisory services provided to the Fund, during the period from February 1, 2020 through June 30, 2020, the Adviser received a monthly management fee equal to an annual rate of the Fund’s net assets as follows:

Fund	Management Fee Rate	Management Fees Accrued
Focused Fund	0.70%	$134,518

The Former Adviser had entered into an Expense Limitation Agreement (“Expense Agreements”) with the Fund under which the Former Adviser agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% of average daily net assets of the Fund through January 31, 2020. During the period from July 1, 2019 through January 31, 2020, the Former Adviser waived fees and reimbursed expenses as follows:

Fund	Management Fees Waived	Expenses Reimbursed
Focused Fund	$77,843	$—

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Effective February 1, 2020, the Adviser entered into an Expense Limitation Agreement with the Fund under which the Adviser has agreed to waive its fees and reimburse expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% through at least October 31, 2021. During the period from February 1, 2020 through June 30, 2020, the Adviser waived fees and reimbursed expenses as follows:

Fund	Management Fees Waived	Expenses Reimbursed
Focused Fund	$90,431	$—

Subject to approval by the Fund’s Board of Trustees, any waiver or reimbursement under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the date of such waiver provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Amounts waived or reimbursed in prior years and during the period from July 1, 2019 through January 31, 2020 are no longer recoupable.

At June 30, 2020, the cumulative unreimbursed amounts waived by the Adviser on behalf of the Fund that may be recouped no later than the date stated below are as follows:

Fund	June 30, 2023	Totals
Focused Fund	$90,431	$90,431

The Fund has entered into an Investment Company Services Agreement (“Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio investments; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records; and, (k) Chief Compliance Officer services.

For the year ended June 30, 2020, the Fund accrued fees pursuant to the Services Agreement as follows:

Fund	Services Agreement Fees Accrued
Focused Fund	$153,026

Certain officers and an Interested Trustee of the Trust are also employees or officers of M3Sixty.

The Fund had entered into a Distribution Agreement (the “Former Distribution Agreement”) with ALPS Distributors, Inc. (the “Former Distributor”). Pursuant to the Former Distribution Agreement, the Former Distributor provided distribution services to the Fund. The Former Distributor served as underwriter/distributor of the Funds. Effective April 23, 2020, the Fund has entered into a new Distribution Agreement (the “New Distribution Agreement”) with Matrix 360 Distributors, LLC (the “Distributor”). Pursuant to the New Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor serves as underwriter/distributor of the Fund.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class shares. Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Fund’s shares, or for other expenses associated with distributing the Fund’s shares. The Fund may expend up to 0.25% for Investor Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

For the year ended June 30, 2020, the Fund accrued 12b-1 expenses attributable to Investor Class shares as follows:

Fund	12b-1 Fees Accrued
Focused Fund	$24,542

6.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments and securities sold short at June 30, 2020 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Focused Fund	$39,835,707	$14,155,951	$(885,372)	$13,270,579

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Funds is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2020, the components of distributable earnings presented on an income tax basis were as follows:

Fund	Deferred Post-October and Late Year Loss	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation	Total Distributable Earnings
Focused Fund	$(58,240)	$—	$—	$1,472,890	$13,270,579	$14,685,229

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred Post-October and Late Year Loss” above. As of June 30, 2020, the Fund elected to defer $58,240 of Post-December net investment losses.

As of June 30, 2020, the Fund had no capital loss carryforwards for federal income tax purposes available to offset future capital gains.

In accordance with GAAP, the Fund may record reclassifications in the capital accounts, if necessary. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present total distributable earnings and paid-in capital on a tax basis which is considered to be more informative to the shareholder. As of June 30, 2020, there were no reclassifications necessary to increase (decrease) the capital accounts.

The tax character of distributions paid by the Funds during the year ended June 30, 2020 were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Fund	$1,911,677	$265,339

The tax character of distributions paid by the Funds during the year ended June 30, 2019 were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Fund	$840,860	$1,149,933

F/m Investments Funds	ANNUAL REPORT

Notes to the Financial Statements
June 30, 2020

7.	NON-DIVERSIFIED FUND

The Focused Fund is a non-diversified Fund. A non-diversified fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and the value of each shareholder’s investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the Fund than it would have in a diversified fund.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting interest creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2020, the Focused Fund had omnibus shareholder accounts which amounted to more than 25% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	RECENT MARKET EVENTS

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel and border restrictions, quarantines, curfews and restrictions on large gatherings, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations and supply chain disruptions, which have caused lower consumer demand of a wide range of products and services and disruptions in manufacturing and supply chains, as well as general concern and uncertainty. While governments have already taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The spread of COVID-19 has adversely affected the economies of many nations and the entire global economy, in general. The full extent of the impact of COVID-19 on the Fund’s performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events of the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of M3Sixty Funds Trust

and the Shareholders of F/m Investments Large Cap Focused Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of F/m Investments Large Cap Focused Fund (formerly, Cognios Large Cap Growth Fund), a series of shares of beneficial interest in M3Sixty Funds Trust (the “Fund”), including the schedule of investments, as of June 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period October 3, 2016 through June 30, 2017 were audited by other auditors, whose report dated August 29, 2017, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M3Sixty Funds Trust since 2018.

Philadelphia, Pennsylvania
August 31, 2020

F/m Investments Funds	ANNUAL REPORT

Additional Information
June 30, 2020 (Unaudited)

1.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-553-4233; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-888-553-4233; and on the Commission’s website at http://www.sec.gov.

2.	PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prior to March 31, 2020, the Fund filed its complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

3.	SHAREHOLDER TAX INFORMATION

The tax character of distributions paid by the Focused Fund during the year ended June 30, 2020, were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Fund	$1,911,677	$265,339

Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisors.

4.	SPECIAL MEETING OF SHAREHOLDERS

On April 10, 2020, a Special Meeting of Shareholders of the Fund was held for the purpose of voting on the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and F/m Investments LLC.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The total number of shares of the Trust present in person or by proxy represented approximately 58.50% of the Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Fund voted to approve Proposal 1. The votes cast by the Fund’s shareholders with respect to Proposal 1 were as follows:

	For	Against	Abstain
Proposal 1	1,942,442	—	215
Proposal 2	1,942,442	—	215

F/m Investments Funds	ANNUAL REPORT

Trustees and Officers
June 30, 2020 (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 888-553-4233.

Following are the Trustees and Officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Kelley J. Brennan - 1942	Trustee	Since 2015	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm) (1981-2002).	Three	None
Steven D. Poppen – 1968	Trustee	Since 2015	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999 to present).	Three	360 Funds Trust (7 portfolios) (2018–present); FNEX Ventures (2018–present)
Tobias Caldwell - 1967	Trustee	Since 2016

Managing Member, Genovese Family Enterprises, LLC (family office) (1999- present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-9/2019); Manager Member, Bear Properties, LLC (real estate firm) (2006- present).

Three

AlphaCentric Prime Meridian Income Fund (2018–present); Strategy Shares (2016–present) (3 funds); Mutual Fund & Variable Insurance Trust (2010–present) (13 funds); Mutual Fund Series Trust, comprised of 40 funds (2006– present)

Interested Trustee*
Randall K. Linscott - 1971	Trustee and President	Since 2015

Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Managing Member, M3Sixty Holdings, LLC, (2011–present); Division Vice President, Boston Financial Data Services, (2005–2011).

				Three	360 Funds (7 portfolios)

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

F/m Investments Funds	ANNUAL REPORT

Trustees and Officers (continued)
June 30, 2020 (Unaudited)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
András P. Teleki - 1971	Chief Compliance Officer and Secretary	Since 2016	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC, and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, 360 Funds (2015–present); Chief Compliance Officer and Secretary, WP Trust (2016–present); Secretary, Monteagle Funds (2015–2016); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015– 2016); Partner, K&L Gates, (2001–2015).	N/A	N/A
Larry E. Beaver, Jr. – 1969**	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005–2017); Assistant Treasurer, 360 Funds (July 2017–present); Assistant Treasurer, WP Funds Trust (July 2017–Present); Chief Accounting Officer, Amidex Funds, Inc. (2003–2020); Assistant Treasurer, Capital Management Investment Trust (July 2017- 2019); Treasurer, 360 Funds (2007–July 2017); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–July 2017); Treasurer, WP Trust (2015–July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).	N/A	N/A
Brandon J. Byrd - 1981	Assistant Secretary and Anti-Money Laundering (“AML”)Officer Vice President	Since 2015 Since 2018	Chief Operating Officer, M3Sixty Administration LLC (2012-present); Chief Operations Officer, Matrix Capital Group, Inc. (2015-present); Assistant Secretary and Assistant Treasurer, WP Trust (2016- present); Assistant Secretary and AML Compliance Officer, 360 Funds (2013- present); Assistant Secretary and AML Compliance Officer, Monteagle Funds (2013-2016).	N/A	N/A
John H. Lively - 1969	Assistant Secretary	Since 2017	Managing Partner, Practus, LLP (law firm) (2010-present).	N/A	N/A
Ted L. Akins - 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A
Bo J. Howell - 1981	Assistant Secretary	Since 2020	Partner, Practus LLP (2018 to present); CEO of Joot (2018 to present); Director of Fund Administration, Ultimus Fund Solutions, LLC (2014 to 2018).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

F/m Investments Funds	ANNUAL REPORT

Trustees and Officers (continued)
June 30, 2020 (Unaudited)

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $5,000 each year (paid quarterly), plus a fee of $1,500 per Fund each year (paid quarterly), and $200 per Fund per Board or committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Series of the M3Sixty Funds Paid to Trustees[2]
Independent Trustees
Kelley Brennan	$4,467	None	None	$13,400
Steve Poppen	4,467	None	None	13,400
Tobias Caldwell	4,467	None	None	13,400
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers three (3) series of shares.

2 Figures are for the year ended June 30, 2020.

F/m Investments Funds	ANNUAL REPORT

Board Approval of the Investment Advisory Agreement for the F/m Investments Large Cap Focused Fund (Unaudited)

At a meeting held on February 12, 2020, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement between the Trust and F/m Investments LLC (“FMI”) in regard to the F/m Investments Large Cap Focused Fund (the “Fund”) (the “Advisory Agreement”).

The Board reflected on its discussions regarding the proposed Advisory Agreement, the proposed expense limitation arrangements, and the services that FMI would provide to the Fund. Counsel referred to the materials that had been provided in connection with the approval of the Advisory Agreement and reminded the Board of the types of information and factors that it should consider, including the following material factors: (i) the nature, extent, and quality of the services to be provided by FMI; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by FMI from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the shareholders; and (v) FMI’s practices regarding possible conflicts of interest and other benefits derived by it.

In assessing these factors and reaching its decisions, the Board took into consideration information prepared for or presented at the Meeting. The Board was provided with information and reports relevant to the approval of the Advisory Agreement, including: (i) information on the services and support that FMI would provide to the Fund and its shareholders; (ii) a presentation by FMI addressing the investment philosophy, investment strategy, personnel and operations that it would use when managing the Fund; (iii) the disclosure information contained in the registration statement of the Trust and the Form ADV of FMI; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about FMI, including financial information, information on investment advice and summaries of anticipated expenses for the Fund, and information on FMI’s compliance program; (ii) comparative expense and performance information of the Fund’s peer group and category; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by FMI from its relationship with the Trust and the Fund.

The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weights to the various factors. In deciding whether to approve the Advisory Agreement, the Trustees considered numerous factors, including:

1.	The nature, extent, and quality of the services to be provided by FMI.

The Board considered the responsibilities of FMI under the Advisory Agreement. The Board reviewed the services to be provided by FMI, including, without limitation: the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; and the anticipated efforts of FMI to promote the Fund and grow assets. The Board considered that FMI currently manages a mutual fund, and the Board considered FMI’s discussion of experience in that role. The Board considered: FMI’s staffing, personnel and methods of operating; the education and experience of its personnel; and its compliance program, policies and procedures, and the fact that FMI and Cognios Capital, LLC (“Cognios Capital”) have the same chief compliance officer and a similar compliance program. The Board noted that one of the Fund’s current portfolio managers has managed the Fund since its inception (even with Cognios Capital), is an employee of FMI, and will continue to manage the Fund. The Board also considered the financial condition of FMI and its parent company. The Board also considered the affiliated relationships of FMI, including the resources that FMI could leverage for compliance, distribution, and operations. After reviewing the preceding and further information from FMI, the Board concluded that the nature, extent, and quality of the services to be provided by FMI under the Advisory Agreement were adequate for the Fund.

2.	Investment Performance of the Fund.

The Board noted that FMI had not commenced managing the Fund, and therefore, a consideration of the Fund’s performance was not relevant to this factor. The Board considered Mr. Bido’s performance in managing the Fund since its inception at Cognios Capital. It was noted that the Board approved revising the Fund’s name and principal investment strategies to reflect the change in investment adviser and its investment processes. It was also noted that FMI currently does not have any separate account or institutional clients that utilize strategies like the Fund’s strategy.

F/m Investments Funds	ANNUAL REPORT

Board Approval of the Investment Advisory Agreement for the F/m Investments Large Cap Focused Fund (Unaudited) (continued)

3.	The costs of services to be provided and profits to be realized by FMI from its relationship with the Fund.

The Board considered the financial condition of FMI and the level of commitment to the Fund by FMI’s parent company and the expenses of the Fund, including the nature and frequency of advisory fee payments. The Board reviewed FMI’s estimated profitability analysis for the Fund. The Board determined that the advisory fee, which would not change because of the transaction, was within an acceptable range considering the services to be rendered by FMI. The Board noted that the advisory fee was slightly higher than the peer group average and median, but was within the reasonable range of for the peer group and reflected the small size of the Fund. Following this comparison and upon further consideration and discussion of the preceding, the Board concluded that the advisory fees to be paid to FMI were fair and reasonable.

4.     The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board considered the Fund’s contemplated fee arrangements with FMI. The Board noted that the advisory fee does not include a breakpoint but that the effect of the expense limitation agreement to be entered into for the Fund would have the effect of capping the expenses at a certain level. The Board noted that FMI indicated that it intended to keep the expense cap in place for the foreseeable future and that it would evaluate its advisory fee and the Fund’s overall expenses periodically to ensure it remained competitive within the peer group. The Board noted that the net expense ratio of the Fund was below the peer group average and median. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s contemplated fee arrangement with FMI was fair and reasonable relative to the nature, extent, and quality of the services to be provided by FMI.

5.	Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of the Codes of Ethics; and other relevant policies described in FMI’s Form ADV and compliance program, such as personal conduct policies, personal trading policies, risk management, and internal controlsThe Board noted that FMI represented that it does not anticipate utilizing soft dollars or commission recapture regarding the Fund. The Board took into consideration the affiliations of FMI and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that FMI’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by FMI from managing the Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the Fund.

M3SIXTY FUNDS TRUST
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

INVESTMENT ADVISER
F/m Investments, LLC
3050 K Street, NW
Suite W-170
Washington, DC 20007

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

DISTRIBUTOR
Matrix 360 Distributors, LLC
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

CUSTODIAN BANK
MUFG Union Bank®, N.A.
350 California Street
20th Floor
San Francisco, CA 94104

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Kelley J. Brennan serves on its audit committee as the “audit committee financial expert” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,000 with respect to each of the Funds’ fiscal year ended June 30, 2020 and $34,000 with respect to each of the Funds’ fiscal year ended June 30, 2019. The June 30, 2020 and June 30, 2019 fees were paid to BBD, LLP.

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,500 with respect to each of the Funds’ fiscal year ended June 30, 2020 and $6,500 with respect to each of the Funds’ fiscal year ended June 30, 2019. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The June 30, 2020 and June 30, 2019 fees were paid to BBD, LLP.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 with respect to each of the Fund’s fiscal years ended June 30, 2020 and June 30, 2019.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered for the fiscal years ended June 30, 2020 and June 30, 2019 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in Annual Report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Funds are open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Funds are open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M3Sixty Funds Trust

/s/ Randy Linscott

By: Randy Linscott
Principal Executive Officer,
Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott

By Randy Linscott
Principal Executive Officer
Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.

By Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer
Date: September 4, 2020